UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

AB CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2019

Date of reporting period: October 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.18

SEMI-ANNUAL REPORT

AB CORPORATE INCOME SHARES

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Corporate Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CORPORATE INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 11, 2018

This report provides management’s discussion of fund performance for AB Corporate Income Shares for the semi-annual reporting period ended October 31, 2018. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to earn high current income.

NAV RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	6 Months	12 Months
AB CORPORATE INCOME SHARES	-0.53%	-3.04%
Bloomberg Barclays US Credit Bond Index	-0.49%	-2.81%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Credit Bond Index, for the six- and 12-month periods ended October 31, 2018.

During the six-month period, the Fund underperformed the benchmark. Industry allocation detracted from relative performance mainly because of an overweight in the energy sector, while a cash position and a lack of exposure to supranationals also detracted. Overweights in banking and real estate investment trusts contributed, offsetting some of these losses. Security selection also contributed, as gains from selection within energy, media and basic industries more than offset losses from selection within banking. The Fund’s yield-curve positioning did not significantly impact overall performance.

During the 12-month period, the Fund underperformed the benchmark. A lack of exposure to US municipal local-government bonds and supranationals had a negative impact on returns, as did a modest cash position. Yield-curve positioning also detracted, primarily because of an overweight in five- to 10-year maturities, which more than offset gains from the Fund’s underweight in three- to four-year maturities and overweight in four- to five-year maturities. Security decisions contributed, mainly within the energy sector, though selections in banking were negative.

The Fund utilized derivatives in the form of futures for hedging purposes, which detracted from absolute returns for both periods; interest rate swaps for hedging purposes contributed for the six-month period and detracted for the 12-month period; credit default swaps for investment purposes had no material impact for the six-month period and detracted for the 12-month period.

2 | AB CORPORATE INCOME SHARES	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets had mixed performance during the six-month period, as volatility spiked in the latter part of the period on tighter monetary policy and the onset of a global trade war. Developed-market treasuries rallied, outperforming the negative returns of investment-grade securities, emerging-market local-currency government bonds and global high yield. A stronger US dollar, slowing Chinese growth, the global trade war and a hawkish US Federal Reserve (the “Fed”) weighed on emerging markets. Developed-market yield curves moved in different directions (bond yields move inversely to price).

The Fed raised interest rates twice in the period, while the European Central Bank started to scale back asset purchases but updated forward guidance to say that it would not change its policy rate until summer 2019 at the earliest. The Bank of Japan tweaked its monetary policy, holding rates and yields steady, but widening the band around 10-year yields, potentially allowing them to move higher. US yields rose dramatically, with the 10- and 30-year Treasury yields soaring to multiyear highs, on the back of higher inflation forecasts, the Fed’s expected rate hike path and a robust US labor market. The US administration announced tariffs on imports from China, the European Union, Mexico and Canada, all of which reciprocated with tariffs on the US, triggering a global trade war. An upsurge in geopolitical uncertainty, including governmental turmoil in Italy, sparked a flight to quality.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates, but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in US corporate bonds. The Fund may also invest in US government securities (other than US government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to US government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

(continued on next page)

abfunds.com	AB CORPORATE INCOME SHARES | 3

The Fund also may: invest in convertible debt securities; invest up to 10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in US dollar-denominated fixed-income securities issued by non-US companies.

4 | AB CORPORATE INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Credit Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays US Credit Bond Index represents the performance of the US credit securities within the US fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

abfunds.com	AB CORPORATE INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2018 (unaudited)

NAV Returns
1 Year	-3.04%
5 Years	3.10%
10 Years	7.64%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

NAV Returns
1 Year	-1.18%
5 Years	3.77%
10 Years	6.93%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

abfunds.com	AB CORPORATE INCOME SHARES | 7

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$994.70	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $83.9

1

All data are as of October 31, 2018. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB CORPORATE INCOME SHARES | 9

PORTFOLIO OF INVESTMENTS

October 31, 2018 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 94.8%
Industrial – 54.6%
Basic – 3.5%
Alpek SAB de CV 4.50%, 11/20/22(a)	$200	$195,000
Anglo American Capital PLC 4.875%, 5/14/25(a)	200	197,208
Celulosa Arauco y Constitucion SA 4.50%, 8/01/24	200	197,250
Dow Chemical Co. (The) 4.375%, 11/15/42	140	123,866
Georgia-Pacific LLC 5.40%, 11/01/20(a)	110	113,977
Glencore Finance Canada Ltd. 4.95%, 11/15/21(a)	80	82,178
Glencore Funding LLC 4.125%, 5/30/23(a)	125	123,926
4.625%, 4/29/24(a)	175	174,930
International Paper Co. 3.00%, 2/15/27	100	90,109
LYB International Finance BV 4.00%, 7/15/23	228	227,111
LyondellBasell Industries NV 4.625%, 2/26/55	102	85,614
Mexichem SAB de CV 4.00%, 10/04/27(a)	200	177,500
Mosaic Co. (The) 4.25%, 11/15/23	431	432,573
Newmont Mining Corp. 5.125%, 10/01/19	325	330,372
Vale Overseas Ltd. 6.25%, 8/10/26	90	96,189
Yamana Gold, Inc. 4.625%, 12/15/27	175	161,788
4.95%, 7/15/24	91	88,874

		2,898,465

Capital Goods – 1.7%
Boeing Co. (The) 6.125%, 2/15/33	55	66,849
General Electric Co. 3.375%, 3/11/24	150	142,878
4.50%, 3/11/44	185	159,831
Series D 5.00%, 1/21/21(b)	104	96,473
Johnson Controls International PLC 4.50%, 2/15/47	142	130,207

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Molex Electronic Technologies LLC 2.878%, 4/15/20(a)	$130	$128,389
United Technologies Corp. 2.80%, 5/04/24	135	126,994
3.95%, 8/16/25	214	211,851
4.125%, 11/16/28	90	88,373
4.625%, 11/16/48	220	211,229
Wabtec Corp. 4.15%, 3/15/24	63	61,441

		1,424,515

Communications - Media – 5.2%
21st Century Fox America, Inc. 4.00%, 10/01/23	40	40,353
5.40%, 10/01/43	180	202,743
8.875%, 4/26/23	125	149,017
CBS Corp. 3.375%, 2/15/28	60	54,030
3.50%, 1/15/25	110	104,111
3.70%, 6/01/28(a)	90	83,014
4.00%, 1/15/26	175	168,927
5.50%, 5/15/33	65	66,784
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25	400	402,040
5.75%, 4/01/48	217	205,278
Comcast Corp. 2.85%, 1/15/23	470	455,049
3.375%, 2/15/25	96	92,875
3.40%, 7/15/46	115	91,169
3.90%, 3/01/38	215	191,776
3.969%, 11/01/47	135	117,076
4.60%, 10/15/38	85	83,007
4.70%, 10/15/48	85	82,550
4.75%, 3/01/44	140	136,585
Grupo Televisa SAB 6.625%, 3/18/25	100	110,625
Interpublic Group of Cos., Inc. (The) 3.75%, 10/01/21	111	111,002
Omnicom Group, Inc./Omnicom Capital, Inc. 3.60%, 4/15/26	359	337,126
3.65%, 11/01/24	95	91,448
Time Warner Cable LLC 4.50%, 9/15/42	65	52,341
5.875%, 11/15/40	30	28,762
6.55%, 5/01/37	24	24,949
Viacom, Inc. 3.45%, 10/04/26	95	87,646

abfunds.com	AB CORPORATE INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Walt Disney Co. (The) Series G 4.125%, 6/01/44	$90	$85,602
Warner Media LLC 2.95%, 7/15/26	95	84,453
3.55%, 6/01/24	68	65,796
3.60%, 7/15/25	244	231,144
4.00%, 1/15/22	140	140,899
4.70%, 1/15/21	60	61,386
4.85%, 7/15/45	95	84,232

		4,323,795

Communications -Telecommunications – 4.0%
AT&T, Inc. 3.40%, 5/15/25	407	382,653
4.125%, 2/17/26	372	360,170
4.45%, 4/01/24	106	106,995
4.75%, 5/15/46	89	77,007
5.15%, 2/15/50(a)	75	67,309
5.45%, 3/01/47	95	89,977
6.55%, 1/15/28(a)	130	145,136
SK Telecom Co., Ltd. 3.75%, 4/16/23(a)	215	212,512
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)	210	209,870
TELUS Corp. 4.60%, 11/16/48	175	167,694
Verizon Communications, Inc. 3.376%, 2/15/25	401	386,777
3.85%, 11/01/42	245	205,097
4.15%, 3/15/24	290	293,764
4.862%, 8/21/46	215	205,753
Vodafone Group PLC 4.125%, 5/30/25	243	238,065
4.375%, 5/30/28	175	168,654

		3,317,433

Consumer Cyclical - Automotive – 2.1%
Ford Motor Credit Co. LLC 3.20%, 1/15/21	220	214,652
3.81%, 1/09/24	400	371,716
4.14%, 2/15/23	200	193,896
General Motors Co. 5.40%, 4/01/48	120	105,819
5.95%, 4/01/49	95	88,269

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

General Motors Financial Co., Inc. 3.50%, 11/07/24	$599	$556,878
4.35%, 4/09/25	120	115,193
Hyundai Capital America 2.55%, 4/03/20(a)	102	100,230

		1,746,653

Consumer Cyclical - Entertainment – 0.1%
Hasbro, Inc. 5.10%, 5/15/44	70	63,078

Consumer Cyclical - Other – 0.1%
Owens Corning 4.40%, 1/30/48	85	66,390
7.00%, 12/01/36	35	38,790

		105,180

Consumer Cyclical - Restaurants – 0.1%
Starbucks Corp. 4.50%, 11/15/48	90	83,389

Consumer Cyclical - Retailers – 1.1%
Dollar General Corp. 4.125%, 5/01/28	170	164,567
Home Depot, Inc. (The) 4.40%, 3/15/45	105	103,016
5.40%, 9/15/40	130	144,967
5.875%, 12/16/36	100	117,106
Lowe’s Cos., Inc. 3.70%, 4/15/46	160	137,728
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24	250	244,017

		911,401

Consumer Non - Cyclical – 15.2%
AbbVie, Inc. 3.20%, 5/14/26	199	182,525
3.60%, 5/14/25	440	420,050
4.45%, 5/14/46	95	82,542
4.70%, 5/14/45	60	54,193
4.875%, 11/14/48	225	207,601
Altria Group, Inc. 3.875%, 9/16/46	80	66,069
4.25%, 8/09/42	95	83,736
AmerisourceBergen Corp. 3.45%, 12/15/27	99	91,595
4.30%, 12/15/47	132	114,547
Amgen, Inc. 2.70%, 5/01/22	120	116,156
3.125%, 5/01/25	230	217,821

abfunds.com	AB CORPORATE INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.40%, 5/01/45	$120	$109,192
4.663%, 6/15/51	105	96,752
Anheuser-Busch InBev Finance, Inc. 4.90%, 2/01/46	335	315,138
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 4/15/38	170	154,504
4.60%, 4/15/48	210	189,130
BAT Capital Corp. 3.222%, 8/15/24(a)	390	367,867
4.54%, 8/15/47(a)	90	78,124
Bayer US Finance II LLC 2.85%, 4/15/25(a)	155	139,080
Becton Dickinson and Co. 2.675%, 12/15/19	37	36,740
3.25%, 11/12/20	79	78,407
3.363%, 6/06/24	84	80,254
3.734%, 12/15/24	354	343,083
Biogen, Inc. 5.20%, 9/15/45	100	100,099
Bunge Ltd. Finance Corp. 3.50%, 11/24/20	174	173,480
Cardinal Health, Inc. 3.079%, 6/15/24	335	313,697
3.41%, 6/15/27	95	86,033
Celgene Corp. 4.55%, 2/20/48	75	64,789
Conagra Brands, Inc. 3.20%, 1/25/23	32	30,930
Constellation Brands, Inc. 4.40%, 11/15/25	300	300,495
CVS Health Corp. 2.125%, 6/01/21	160	154,373
3.375%, 8/12/24	250	239,895
3.875%, 7/20/25	260	252,873
4.10%, 3/25/25	170	167,866
4.30%, 3/25/28	170	165,662
4.78%, 3/25/38	340	327,073
Express Scripts Holding Co. 3.00%, 7/15/23	71	67,937
3.40%, 3/01/27	95	87,231
3.50%, 6/15/24	109	105,710
4.80%, 7/15/46	90	84,685
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(a)	70	72,850
General Mills, Inc. 3.459% (LIBOR 3 Month + 1.01%), 10/17/23(c)	85	85,314
4.00%, 4/17/25	260	255,141

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Gilead Sciences, Inc. 3.50%, 2/01/25	$40	$38,806
3.65%, 3/01/26	371	359,069
4.15%, 3/01/47	75	66,428
4.50%, 2/01/45	170	158,586
4.60%, 9/01/35	140	138,032
Kellogg Co. 4.30%, 5/15/28	305	296,975
Keurig Dr. Pepper, Inc. 4.057%, 5/25/23(a)	220	218,858
4.417%, 5/25/25(a)	220	218,156
Kraft Heinz Foods Co. 3.95%, 7/15/25	230	222,332
4.375%, 6/01/46	105	87,214
5.20%, 7/15/45	124	116,349
Laboratory Corp. of America Holdings 3.20%, 2/01/22	42	41,346
3.60%, 2/01/25	76	73,183
McKesson Corp. 3.95%, 2/16/28	97	92,876
Medtronic, Inc. 3.15%, 3/15/22	380	375,649
4.375%, 3/15/35	155	154,234
4.625%, 3/15/45	265	267,881
Mondelez International Holdings Netherlands BV 2.00%, 10/28/21(a)	200	190,388
Mylan NV 3.15%, 6/15/21	94	91,871
3.95%, 6/15/26	184	169,171
Mylan, Inc. 4.20%, 11/29/23	95	92,703
Pfizer, Inc. 4.10%, 9/15/38	135	130,267
4.125%, 12/15/46	160	152,402
7.20%, 3/15/39	65	87,407
Philip Morris International, Inc. 4.25%, 11/10/44	290	260,698
Reynolds American, Inc. 4.45%, 6/12/25	330	327,941
4.85%, 9/15/23	40	41,204
Smithfield Foods, Inc. 3.35%, 2/01/22(a)	65	63,019
Stryker Corp. 3.65%, 3/07/28	215	204,962
4.10%, 4/01/43	75	67,061
Thermo Fisher Scientific, Inc. 3.00%, 4/15/23	140	134,964
3.60%, 8/15/21	120	120,006

abfunds.com	AB CORPORATE INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tyson Foods, Inc. 2.25%, 8/23/21	$75	$72,180
5.10%, 9/28/48	140	136,898
Whirlpool Corp. 3.70%, 3/01/23	120	118,258
Wyeth LLC 6.00%, 2/15/36	180	212,294
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20	430	425,425

		12,786,332

Energy – 11.5%
Anadarko Finance Co. Series B 7.50%, 5/01/31	45	53,552
Anadarko Petroleum Corp. 3.45%, 7/15/24	125	118,842
5.55%, 3/15/26	88	91,629
6.20%, 3/15/40	35	36,814
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 3.50%, 12/01/22	175	171,036
Apache Corp. 7.75%, 12/15/29	35	42,601
Boardwalk Pipelines LP 4.95%, 12/15/24	65	65,747
Canadian Natural Resources Ltd. 3.80%, 4/15/24	90	88,582
6.50%, 2/15/37	20	22,877
Cenovus Energy, Inc. 3.00%, 8/15/22	90	86,098
3.80%, 9/15/23	355	346,849
4.25%, 4/15/27	90	84,766
ConocoPhillips 6.50%, 2/01/39	194	242,533
ConocoPhillips Co. 4.95%, 3/15/26	135	143,197
ConocoPhillips Holding Co. 6.95%, 4/15/29	101	124,501
Continental Resources, Inc./OK 3.80%, 6/01/24	270	260,661
4.50%, 4/15/23	213	213,577
Devon Energy Corp. 3.25%, 5/15/22	195	189,604
Ecopetrol SA 5.875%, 9/18/23-5/28/45	89	90,712
Enbridge Energy Partners LP 4.20%, 9/15/21	100	101,193

16 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.875%, 10/15/25	$60	$64,944
7.375%, 10/15/45	65	80,990
9.875%, 3/01/19	120	122,596
Energy Transfer Operating LP 3.60%, 2/01/23	142	138,279
Energy Transfer Operating LP 6.05%, 6/01/41	35	34,348
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23	215	216,376
5.00%, 10/01/22	55	56,641
Eni SpA Series X-R 4.00%, 9/12/23(a)	200	196,528
Enterprise Products Operating LLC 3.35%, 3/15/23	105	102,731
3.75%, 2/15/25	140	137,224
4.80%, 2/01/49	85	81,590
4.90%, 5/15/46	45	43,780
EOG Resources, Inc. 2.625%, 3/15/23	128	122,584
Hess Corp. 4.30%, 4/01/27	307	289,231
6.00%, 1/15/40	35	34,510
7.125%, 3/15/33	40	44,753
Husky Energy, Inc. 4.00%, 4/15/24	65	64,231
Kerr-McGee Corp. 6.95%, 7/01/24	50	55,687
Kinder Morgan Energy Partners LP 4.30%, 5/01/24	295	295,552
5.30%, 9/15/20	55	56,636
6.375%, 3/01/41	40	43,206
Kinder Morgan, Inc./DE 5.05%, 2/15/46	175	164,223
Marathon Oil Corp. 6.80%, 3/15/32	191	221,298
Marathon Petroleum Corp. 4.75%, 12/15/23(a)	205	210,984
5.00%, 9/15/54	75	69,283
5.125%, 12/15/26(a)	140	143,458
5.85%, 12/15/45	41	42,177
6.50%, 3/01/41	110	123,710
MPLX LP 4.875%, 12/01/24	60	61,508
Noble Energy, Inc. 3.85%, 1/15/28	350	321,720

abfunds.com	AB CORPORATE INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

3.90%, 11/15/24	$172	$167,222
4.15%, 12/15/21	65	65,516
Occidental Petroleum Corp. 4.20%, 3/15/48	222	206,764
4.40%, 4/15/46	80	77,344
ONEOK Partners LP 3.375%, 10/01/22	55	53,843
3.80%, 3/15/20	125	125,384
4.90%, 3/15/25	30	30,700
ONEOK, Inc. 4.55%, 7/15/28	175	171,419
5.20%, 7/15/48	90	87,088
Phillips 66 4.875%, 11/15/44	75	72,857
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24	90	85,593
3.85%, 10/15/23	170	165,340
4.65%, 10/15/25	90	88,952
Sabine Pass Liquefaction LLC 4.20%, 3/15/28	90	85,689
5.00%, 3/15/27	135	136,230
Spectra Energy Partners LP 3.50%, 3/15/25	110	104,639
4.50%, 3/15/45	50	45,460
4.60%, 6/15/21	75	76,351
4.75%, 3/15/24	130	132,280
Suncor Energy, Inc. 6.50%, 6/15/38	92	108,209
Sunoco Logistics Partners Operations LP 3.90%, 7/15/26	170	157,831
5.40%, 10/01/47	80	72,765
Valero Energy Corp. 3.65%, 3/15/25	96	92,424
6.625%, 6/15/37	95	108,496
Western Gas Partners LP 4.50%, 3/01/28	90	85,078
4.75%, 8/15/28	54	51,709
5.45%, 4/01/44	85	76,190
Williams Cos., Inc. (The) 3.60%, 3/15/22	415	408,825
3.90%, 1/15/25	109	105,293
4.50%, 11/15/23	215	217,778

		9,679,418

Other Industrial – 0.2%
Alfa SAB de CV 5.25%, 3/25/24(a)	200	197,500

18 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Services – 1.9%
Amazon.com, Inc. 3.875%, 8/22/37	$85	$79,943
4.05%, 8/22/47	235	219,208
4.80%, 12/05/34	110	115,663
Equifax, Inc. 3.60%, 8/15/21	175	173,526
IHS Markit Ltd. 4.00%, 3/01/26(a)	76	71,458
4.125%, 8/01/23	208	205,167
4.75%, 8/01/28	88	86,090
Moody’s Corp. 2.75%, 12/15/21	230	224,241
S&P Global, Inc. 4.00%, 6/15/25	140	139,517
4.50%, 5/15/48	125	120,679
Total System Services, Inc. 3.80%, 4/01/21	66	66,104
Verisk Analytics, Inc. 5.50%, 6/15/45	60	60,502

		1,562,098

Technology – 6.5%
Activision Blizzard, Inc. 2.60%, 6/15/22	139	134,235
Analog Devices, Inc. 3.125%, 12/05/23	225	216,655
Apple, Inc. 3.45%, 2/09/45	360	308,794
3.85%, 8/04/46	75	68,482
4.65%, 2/23/46	250	257,435
Applied Materials, Inc. 4.35%, 4/01/47	70	65,872
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24	284	272,140
3.875%, 1/15/27	390	357,926
Cisco Systems, Inc. 5.50%, 1/15/40	60	69,228
5.90%, 2/15/39	45	54,198
Dell International LLC/EMC Corp. 5.45%, 6/15/23(a)	62	64,140
6.02%, 6/15/26(a)	300	311,289
DXC Technology Co. 2.875%, 3/27/20	104	102,952
Fidelity National Information Services, Inc. 3.875%, 6/05/24	19	18,832
5.00%, 10/15/25	2	2,083

abfunds.com	AB CORPORATE INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 30Y 4.75%, 5/15/48	$90	$85,640
HP, Inc. 3.75%, 12/01/20	14	14,086
Intel Corp. 3.734%, 12/08/47	375	333,589
Juniper Networks, Inc. 4.35%, 6/15/25	50	49,226
4.50%, 3/15/24	120	121,547
KLA-Tencor Corp. 4.65%, 11/01/24	215	219,152
Lam Research Corp. 2.75%, 3/15/20	115	113,959
Maxim Integrated Products, Inc. 3.375%, 3/15/23	150	145,875
Microchip Technology, Inc. 3.922%, 6/01/21(a)	175	173,950
Microsoft Corp. 3.45%, 8/08/36	420	385,959
3.70%, 8/08/46	270	247,687
Series 30Y 4.25%, 2/06/47	70	70,388
Oracle Corp. 3.90%, 5/15/35	255	238,861
4.00%, 11/15/47	130	117,030
4.50%, 7/08/44	140	136,802
QUALCOMM, Inc. 2.60%, 1/30/23	190	181,820
2.90%, 5/20/24	135	128,095
3.45%, 5/20/25	95	91,144
4.30%, 5/20/47	95	85,225
Seagate HDD Cayman 4.75%, 1/01/25	38	34,764
4.875%, 3/01/24	25	23,651
VMware, Inc. 2.95%, 8/21/22	60	57,509
Xerox Corp. 2.80%, 5/15/20	95	93,065

		5,453,285

Transportation - Railroads – 0.5%
Burlington Northern Santa Fe LLC 4.55%, 9/01/44	85	84,802
CSX Corp. 3.80%, 11/01/46	175	150,416
Union Pacific Corp. 4.00%, 4/15/47	110	99,030
4.375%, 9/10/38	90	87,399

		421,647

20 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.9%
Aviation Capital Group LLC 3.875%, 5/01/23(a)	$215	$211,663
ERAC USA Finance LLC 3.85%, 11/15/24(a)	145	143,145
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.90%, 2/01/24(a)	300	294,987
Ryder System, Inc. 2.50%, 9/01/22	150	143,243

		793,038

		45,767,227

Financial Institutions – 35.2%
Banking – 22.9%
AIB Group PLC 4.75%, 10/12/23(a)	200	199,370
Banco Santander SA 3.50%, 4/11/22	200	195,434
4.25%, 4/11/27	200	185,856
Bank of America Corp. 2.881%, 4/24/23	110	106,396
3.419%, 12/20/28	131	120,816
3.97%, 3/05/29	85	81,824
4.00%, 1/22/25	615	598,549
4.20%, 8/26/24	125	124,083
4.45%, 3/03/26	93	91,966
Series G 3.593%, 7/21/28	580	545,119
Series V 5.125%, 6/17/19(b)	80	80,051
Bank of Ireland Group PLC 4.50%, 11/25/23(a)	225	222,991
Bank of New York Mellon Corp. (The) 2.661%, 5/16/23	85	81,986
Series E 4.95%, 6/20/20(b)	197	198,215
Bank One Michigan 8.25%, 11/01/24	160	192,026
BNP Paribas SA 6.75%, 3/14/22(a)(b)	265	268,188
BPCE SA 5.15%, 7/21/24(a)	205	206,952
Capital One Bank USA NA 3.375%, 2/15/23	775	750,293
Citigroup, Inc. 3.40%, 5/01/26	305	286,136
3.668%, 7/24/28	283	265,219

abfunds.com	AB CORPORATE INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

3.70%, 1/12/26	$285	$273,432
3.875%, 3/26/25	190	183,173
4.044%, 6/01/24	310	309,306
4.40%, 6/10/25	280	277,248
4.45%, 9/29/27	225	218,797
Citizens Financial Group, Inc. 4.15%, 9/28/22(a)	225	223,330
Compass Bank 5.50%, 4/01/20	110	112,407
Cooperatieve Rabobank UA 4.375%, 8/04/25	500	489,135
Credit Suisse Group Funding Guernsey Ltd. 4.55%, 4/17/26	405	400,820
Danske Bank A/S 3.875%, 9/12/23(a)	265	257,620
Discover Bank 4.682%, 8/09/28	265	261,791
Discover Financial Services 3.75%, 3/04/25	185	175,343
DNB Bank ASA 6.50%, 3/26/22(a)(b)	200	199,864
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25-2/25/26	273	262,849
3.85%, 1/26/27	545	522,541
4.25%, 10/21/25	325	316,062
4.411%, 4/23/39	148	139,034
5.95%, 1/15/27	40	43,226
HSBC Holdings PLC 4.25%, 3/14/24	395	389,995
6.50%, 3/23/28(b)	210	197,190
Intesa Sanpaolo SpA 3.125%, 7/14/22(a)	286	259,928
JPMorgan Chase & Co. 2.776%, 4/25/23	300	290,319
3.125%, 1/23/25	425	402,883
3.22%, 3/01/25	300	288,513
3.509%, 1/23/29	90	84,143
3.54%, 5/01/28	225	212,794
3.875%, 9/10/24	295	289,817
3.882%, 7/24/38	95	86,001
3.964%, 11/15/48	215	189,095
Series Z 5.30%, 5/01/20(b)	12	12,155
Lloyds Banking Group PLC 4.05%, 8/16/23	220	217,826
4.582%, 12/10/25	225	216,756

22 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Morgan Stanley 3.625%, 1/20/27	$550	$519,013
Series F 3.875%, 4/29/24	55	54,324
Series G 3.75%, 2/25/23	144	142,917
4.00%, 7/23/25	103	101,209
4.35%, 9/08/26	280	273,426
Nordea Bank Abp 3.75%, 8/30/23(a)	230	226,444
5.50%, 9/23/19(a)(b)	255	252,549
PNC Bank NA 2.95%, 1/30/23	250	241,292
PNC Financial Services Group, Inc. (The) 3.90%, 4/29/24	228	225,987
Royal Bank of Scotland Group PLC 5.125%, 5/28/24	391	386,355
Santander Holdings USA, Inc. 3.40%, 1/18/23	215	205,123
4.40%, 7/13/27	280	261,464
Societe Generale SA 5.00%, 1/17/24(a)	215	215,275
Standard Chartered PLC 3.95%, 1/11/23(a)	225	219,298
State Street Corp. 2.653%, 5/15/23	85	82,106
SunTrust Bank/Atlanta GA 2.92% (LIBOR 3 Month + 0.59%), 8/02/22(c)	220	219,560
Svenska Handelsbanken AB 5.25%, 3/01/21(a)(b)	255	250,479
Swedbank AB 5.50%, 3/17/20(a)(b)	200	197,810
UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)	405	398,763
UniCredit SpA 4.625%, 4/12/27(a)	200	177,506
US Bancorp Series J 5.30%, 4/15/27(b)	27	26,433
Wells Fargo & Co. 3.00%, 10/23/26	1,285	1,175,942
3.584%, 5/22/28	243	230,993
4.40%, 6/14/46	95	85,890
Series K 6.104% (LIBOR 3 Month + 3.77%), 12/15/18(b)(c)	180	181,640

abfunds.com	AB CORPORATE INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Zions Bancorp NA 3.50%, 8/27/21	$275	$272,858
4.50%, 6/13/23	13	13,027

		19,242,546

Brokerage – 0.2%
Jefferies Group LLC/Jefferies Group Capital Finance, Inc. 4.15%, 1/23/30	215	187,927

Finance – 1.7%
AIG Global Funding 2.15%, 7/02/20(a)	175	171,294
Air Lease Corp. 3.25%, 3/01/25	230	213,426
Comerica, Inc. 3.70%, 7/31/23	175	173,500
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/35	200	175,616
Peachtree Corners Funding Trust 3.976%, 2/15/25(a)	110	106,392
Synchrony Financial 4.25%, 8/15/24	135	128,210
4.50%, 7/23/25	436	413,066

		1,381,504

Insurance – 5.4%
ACE Capital Trust II 9.70%, 4/01/30	100	139,097
Aegon NV 5.50%, 4/11/48	210	199,458
Aetna, Inc. 3.875%, 8/15/47	175	148,249
Allstate Corp. (The) 2.816% (LIBOR 3 Month + 0.43%), 3/29/21(c)	320	321,373
6.50%, 5/15/57	84	91,544
American International Group, Inc. 8.175%, 5/15/58	65	79,996
Series A-9 5.75%, 4/01/48	245	232,539
Anthem, Inc. 3.125%, 5/15/22	110	107,525
3.65%, 12/01/27	300	280,626
Aon Corp. 8.205%, 1/01/27	100	119,454
Aon PLC 4.60%, 6/14/44	70	65,832
Cigna Corp. 7.875%, 5/15/27	53	64,586

24 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Cloverie PLC for Swiss Re Corporate Solutions Ltd. 4.50%, 9/11/44(a)	$200	$188,932
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(a)	86	82,539
Halfmoon Parent, Inc. 4.125%, 11/15/25(a)	170	167,970
4.375%, 10/15/28(a)	135	131,871
4.80%, 8/15/38(a)	90	86,681
4.90%, 12/15/48(a)	135	127,958
Hartford Financial Services Group, Inc. (The) 6.10%, 10/01/41	45	51,479
Jackson National Life Global Funding 2.50%, 6/27/22(a)	190	182,444
MetLife Capital Trust IV 7.875%, 12/15/37(a)	150	181,453
MetLife, Inc. Series C 5.25%, 6/15/20(b)	205	206,626
Series D 5.875%, 3/15/28(b)	170	169,570
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	55	82,951
Principal Financial Group, Inc. 4.70%, 5/15/55	227	224,271
Progressive Corp. (The) 4.125%, 4/15/47	150	140,975
Prudential Financial, Inc. 5.375%, 5/15/45	140	136,574
5.625%, 6/15/43	200	203,442
QBE Insurance Group Ltd. 6.75%, 12/02/44(a)	240	247,721
Swiss Re America Holding Corp. 7.00%, 2/15/26	90	103,819

		4,567,555

REITS – 5.0%
Alexandria Real Estate Equities, Inc. 3.45%, 4/30/25	87	82,870
American Homes 4 Rent LP 4.25%, 2/15/28	215	204,727
American Tower Corp. 3.125%, 1/15/27	95	85,244
3.375%, 10/15/26	100	92,104
Boston Properties LP 2.75%, 10/01/26	100	89,743
EPR Properties 4.50%, 4/01/25	20	19,577

abfunds.com	AB CORPORATE INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.95%, 4/15/28	$85	$82,236
5.25%, 7/15/23	175	179,501
Essex Portfolio LP 3.25%, 5/01/23	56	54,304
3.375%, 1/15/23	125	121,860
3.875%, 5/01/24	84	83,103
HCP, Inc. 3.40%, 2/01/25	243	228,286
3.875%, 8/15/24	150	146,050
Hospitality Properties Trust 4.65%, 3/15/24	148	146,777
Kilroy Realty LP 6.625%, 6/01/20	200	208,750
Kimco Realty Corp. 2.80%, 10/01/26	95	83,997
Mid-America Apartments LP 3.75%, 6/15/24	115	112,409
Omega Healthcare Investors, Inc. 4.50%, 1/15/25	108	105,457
Realty Income Corp. 5.75%, 1/15/21	210	218,948
SITE Centers Corp 3.625%, 2/01/25	135	127,863
Spirit Realty LP 4.45%, 9/15/26	153	145,353
Ventas Realty LP 3.50%, 2/01/25	87	82,758
VEREIT Operating Partnership LP 3.00%, 2/06/19	60	59,978
4.60%, 2/06/24	169	169,054
Vornado Realty LP 3.50%, 1/15/25	435	414,351
Washington Real Estate Investment Trust 4.95%, 10/01/20	140	141,970
Welltower, Inc. 4.00%, 6/01/25	519	507,079
Weyerhaeuser Co. 4.625%, 9/15/23	120	123,437
WP Carey, Inc. 4.60%, 4/01/24	44	44,347

		4,162,133

		29,541,665

Utility – 5.0%
Electric – 4.5%
Abu Dhabi National Energy Co. PJSC 4.375%, 4/23/25(a)	215	211,775

26 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

AEP Transmission Co. LLC 3.75%, 12/01/47	$80	$70,501
Berkshire Hathaway Energy Co. 4.50%, 2/01/45	70	67,788
6.125%, 4/01/36	147	173,739
Consolidated Edison Co. of New York, Inc. Series 12-A 4.20%, 3/15/42	70	66,902
Dominion Energy, Inc. 2.579%, 7/01/20	185	182,136
3.90%, 10/01/25	110	107,703
Duke Energy Corp. 3.75%, 9/01/46	220	187,277
Enel Americas SA 4.00%, 10/25/26	53	49,489
Enel Chile SA 4.875%, 6/12/28	62	60,915
Enel Finance International NV 3.625%, 5/25/27(a)	200	174,096
Enel Generacion Chile SA 4.25%, 4/15/24	33	32,258
Entergy Corp. 4.00%, 7/15/22	153	153,946
Exelon Corp. 3.497%, 6/01/22	94	91,721
5.10%, 6/15/45	250	255,830
Exelon Generation Co. LLC 2.95%, 1/15/20	157	155,959
Florida Power & Light Co. 4.05%, 6/01/42	70	67,122
Kallpa Generacion SA 4.125%, 8/16/27(a)	200	182,500
Oklahoma Gas & Electric Co. 3.85%, 8/15/47	63	55,848
Pacific Gas & Electric Co. 3.25%, 9/15/21	217	213,406
PacifiCorp 6.00%, 1/15/39	70	84,237
PSEG Power LLC 3.00%, 6/15/21	160	157,203
Public Service Enterprise Group, Inc. 1.60%, 11/15/19	150	147,556
Sempra Energy 3.80%, 2/01/38	215	188,682
Southern Co. (The) 2.35%, 7/01/21	175	169,183
2.95%, 7/01/23	145	138,613

abfunds.com	AB CORPORATE INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

3.25%, 7/01/26	$100	$92,816
Southern Power Co. 4.15%, 12/01/25	302	295,743

		3,834,944

Natural Gas – 0.4%
CenterPoint Energy Resources Corp. 4.10%, 9/01/47	75	66,504
GNL Quintero SA 4.634%, 7/31/29(a)	200	193,250
NiSource, Inc. 5.65%, 2/01/45	60	65,383

		325,137

Other Utility – 0.1%
American Water Capital Corp. 3.75%, 9/01/47	80	70,126

		4,230,207

Total Corporates – Investment Grade (cost $82,577,068)		79,539,099

GOVERNMENTS – TREASURIES – 1.4%
United States – 1.4%
U.S. Treasury Bonds Principal Strip Zero Coupon, 5/15/38-5/15/48	1,697	660,065
U.S. Treasury Notes 2.875%, 5/15/28	515	503,091

Total Governments – Treasuries (cost $1,200,588)		1,163,156

CORPORATES – NON-INVESTMENT GRADE – 1.1%
Financial Institutions – 0.8%
Banking – 0.6%
Danske Bank A/S 6.125%, 3/28/24(a)(b)	200	178,932
Skandinaviska Enskilda Banken AB 5.75%, 5/13/20(a)(b)	255	253,982
Standard Chartered PLC 4.03% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(c)	100	82,312

		515,226

Finance – 0.1%
Navient Corp. 4.875%, 6/17/19	46	46,246

28 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Insurance – 0.1%
Voya Financial, Inc. 5.65%, 5/15/53	$135	$133,056

		694,528

Industrial – 0.3%
Energy – 0.3%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	90	62,300
Nabors Industries, Inc. 5.50%, 1/15/23	153	143,935

		206,235

Total Corporates – Non-Investment Grade (cost $975,522)		900,763

QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
Chile – 0.4%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(a)	200	186,135
Empresa Nacional del Petroleo 3.75%, 8/05/26(a)	200	184,200

		370,335

Mexico – 0.1%
Petroleos Mexicanos 5.625%, 1/23/46	125	96,863
6.75%, 9/21/47	14	12,016

		108,879

Panama – 0.3%
Aeropuerto Internacional de Tocumen SA 5.625%, 5/18/36(a)	200	205,000

United Arab Emirates – 0.2%
Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/02/47(a)	200	189,000

Total Quasi-Sovereigns (cost $917,804)		873,214

GOVERNMENTS – SOVEREIGN BONDS – 0.4%
Mexico – 0.4%
Mexico Government International Bond 4.60%, 1/23/46	200	174,000
4.75%, 3/08/44	150	132,750

Total Governments – Sovereign Bonds (cost $322,316)		306,750

abfunds.com	AB CORPORATE INCOME SHARES | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26 (cost $144,808)	$156	$126,555

Total Investments – 98.9% (cost $86,138,106)		82,909,537
Other assets less liabilities – 1.1%		952,120

Net Assets – 100.0%		$83,861,657

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	10	December 2018	USD	1,000	$1,449,233	$1,381,250	$(67,983)
U.S. T-Note 2 Yr (CBT) Futures	7	December 2018	USD	1,400	1,478,743	1,474,594	(4,149)

Sold Contracts
U.S. 10 Yr Ultra Futures	25	December 2018	USD	2,500	3,192,012	3,127,734	64,278
U.S. T-Note 5 Yr (CBT) Futures	12	December 2018	USD	1,200	1,358,922	1,348,594	10,328
U.S. T-Note 10 Yr (CBT) Futures	16	December 2018	USD	1,600	1,919,071	1,895,000	24,071

							$26,545

30 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD 1,710	11/16/18	3 Month LIBOR	1.235%	Quarterly/ Semi-Annual	$332	$—	$332
USD 1,170	9/09/21	1.132%	3 Month LIBOR	Semi-Annual/ Quarterly	65,437	—	65,437
USD 1,070	3/27/22	2.058%	3 Month LIBOR	Semi-Annual/ Quarterly	37,066	—	37,066
USD 60	11/04/44	3 Month LIBOR	3.049%	Quarterly/ Semi-Annual	(2,511)	—	(2,511)
USD 60	5/05/45	3 Month LIBOR	2.562%	Quarterly/ Semi-Annual	(8,036)	—	(8,036)
USD 60	6/02/46	3 Month LIBOR	2.186%	Quarterly/ Semi-Annual	(12,597)	—	(12,597)
USD 690	7/15/46	3 Month LIBOR	1.783%	Quarterly/ Semi-Annual	(198,412)	—	(198,412)
USD 270	9/02/46	3 Month LIBOR	1.736%	Quarterly/ Semi-Annual	(81,684)	—	(81,684)
USD 50	11/02/46	3 Month LIBOR	2.086%	Quarterly/ Semi-Annual	(11,582)	—	(11,582)

					$(211,987)	$—	$(211,987)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
Kohl’s Corp., 4.000%, 11/01/21, 6/20/19*	1.00%	Quarterly	0.11%	USD 34	$233	$(58)	$291

*	Termination date

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD 600	6/10/43	3 Month LIBOR	3.191%	Quarterly/ Semi-Annual	$(5,459)

abfunds.com	AB CORPORATE INCOME SHARES | 31

PORTFOLIO OF INVESTMENTS (continued)

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate market value of these securities amounted to $12,954,378 or 15.4% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2018.

Glossary:

CBT – Chicago Board of Trade

LIBOR – London Interbank Offered Rates

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

32 | AB CORPORATE INCOME SHARES	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2018 (unaudited)

Assets
Investments in securities, at value (cost $86,138,106)	$82,909,537
Cash	1,171,668
Cash collateral due from broker	93,148
Interest and dividends receivable	912,914
Receivable for shares of beneficial interest sold	56,566
Receivable for variation margin on futures	11,255
Market value on credit default swaps (net premium paid $58)	233
Other assets	371

Total assets	85,155,692

Liabilities
Payable for investment securities purchased	895,830
Dividends payable	298,936
Payable for shares of beneficial interest redeemed	88,523
Unrealized depreciation on interest rate swaps	5,459
Payable for variation margin on centrally cleared swaps	3,338
Other liabilities	1,949

Total liabilities	1,294,035

Net Assets	$83,861,657

Composition of Net Assets
Shares of beneficial interest, at par	$80
Additional paid-in capital	88,145,900
Accumulated loss	(4,284,323)

$83,861,657

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 7,956,377 common shares outstanding)	$10.54

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 33

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2018 (unaudited)

Investment Income
Interest	$1,760,057
Other income	378

Total investment income		$1,760,435

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions(a)		(904,951)
Futures		(2,572)
Swaps		1,933
Net change in unrealized appreciation/depreciation of:
Investments(b)		(1,197,355)
Futures		12,726
Swaps		(71,010)

Net loss on investment transactions		(2,161,229)

Net Decrease in Net Assets from Operations		$(400,794)

(a)	Net of foreign capital gains taxes of $634.

(b)	Net of increase in accrued foreign capital gains taxes of $1,315.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,760,435	$2,826,325
Net realized gain (loss) on investment transactions	(905,590)	461,846
Net change in unrealized appreciation/depreciation of investments	(1,255,639)	(3,145,718)

Net increase (decrease) in net assets from operations	(400,794)	142,453
Distributions to shareholders	(1,759,405)	(2,860,509)
Transactions in Shares of Beneficial Interest
Net increase	1,282,096	13,267,098

Total increase (decrease)	(878,103)	10,549,042
Net Assets
Beginning of period	84,739,760	74,190,718

End of period	$83,861,657	$84,739,760

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 35

NOTES TO FINANCIAL STATEMENTS

October 31, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Corporate Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over

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NOTES TO FINANCIAL STATEMENTS (continued)

the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

abfunds.com	AB CORPORATE INCOME SHARES | 37

NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate

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NOTES TO FINANCIAL STATEMENTS (continued)

issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$79,539,099		$	– 0	–	$79,539,099
Governments – Treasuries		– 0	–	1,163,156			– 0	–	1,163,156
Corporates – Non-Investment Grade		– 0	–	900,763			– 0	–	900,763
Quasi-Sovereigns		– 0	–	873,214			– 0	–	873,214
Governments – Sovereign Bonds		– 0	–	306,750			– 0	–	306,750
Emerging Markets – Corporate Bonds		– 0	–	126,555			– 0	–	126,555

Total Investments in Securities		– 0	–	82,909,537			– 0	–	82,909,537
Other Financial Instruments(a):
Assets:
Futures		98,677		– 0	–		– 0	–	98,677	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	102,835			– 0	–	102,835	(b)
Credit Default Swaps		– 0	–	233			– 0	–	233
Liabilities:
Futures		(72,132)		– 0	–		– 0	–	(72,132	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(314,822)			– 0	–	(314,822	)(b)
Interest Rate Swaps		– 0	–	(5,459)			– 0	–	(5,459)

Total(c)		$26,545		$82,692,324		$	– 0	–	$82,718,869

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for

abfunds.com	AB CORPORATE INCOME SHARES | 39

NOTES TO FINANCIAL STATEMENTS (continued)

fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of

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NOTES TO FINANCIAL STATEMENTS (continued)

common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$30,688,058	$30,538,486
U.S. government securities	6,167,406	4,927,619

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$333,305
Gross unrealized depreciation	(3,752,484)

Net unrealized depreciation	$(3,419,179)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and

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NOTES TO FINANCIAL STATEMENTS (continued)

movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended October 31, 2018, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

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NOTES TO FINANCIAL STATEMENTS (continued)

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The

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NOTES TO FINANCIAL STATEMENTS (continued)

credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2018, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the

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NOTES TO FINANCIAL STATEMENTS (continued)

swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of October 31, 2018, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended October 31, 2018, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of

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NOTES TO FINANCIAL STATEMENTS (continued)

default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended October 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$98,677	*	Receivable/Payable for variation margin on futures	$72,132	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	102,835	*	Receivable/Payable for variation margin on centrally cleared swaps	314,822	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	5,459

Credit contracts	Market value on credit default swaps	233

Total		$201,745			$392,413

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,572)	$12,726

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,714	(70,825)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	219	(185)

Total		$(639)	$(58,284)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2018:

Futures:
Average original value of buy contracts	$3,105,591
Average original value of sale contracts	$6,367,451
Interest Rate Swaps:
Average notional amount	$600,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$5,140,000
Credit Default Swaps:
Average notional amount of sale contracts	$33,934

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Credit Suisse International	$233	$	– 0	–	$	– 0	–	$	– 0	–	$233

Total	$233	$	– 0	–	$	– 0	–	$	– 0	–	$233	^

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Deutsche Bank AG	$5,459	$	– 0	–	$	– 0	–	$	– 0	–	$5,459

Total	$5,459	$	– 0	–	$	– 0	–	$	– 0	–	$5,459	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018

Shares sold	1,503,546	2,303,569	$16,151,177	$25,844,879

Shares redeemed	(1,385,717)	(1,123,831)	(14,869,081)	(12,577,781)

Net increase	117,829	1,179,738	$1,282,096	$13,267,098

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

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NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the six months ended October 31, 2018.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2018 and April 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$2,860,509	$2,162,623

Total distributions paid	$2,860,509	$2,162,623

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NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$327,885
Accumulated capital and other losses	0	(a)
Unrealized appreciation/(depreciation)	(2,195,531	)(b)

Total accumulated earnings/(deficit)	$(1,867,646	)(c)

(a)

During the fiscal year, the Fund utilized $124,348 of capital loss carryforwards to offset current year net realized gains. The Fund also had $119,270 of capital loss carryforwards expire during the fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2018, the Fund did not have any capital loss carryforward.

NOTE H

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules simplifies certain disclosure requirements on the financial statements.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30,
		2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.81	$ 11.14	$ 11.19	$ 11.36	$ 11.13	$ 11.42

Income From Investment Operations
Net investment income(a)	.21	.39	.38	.39	.43	.42
Net realized and unrealized gain (loss) on investment transactions	(.26)	(.33)	(.04)	(.16)	.22	(.29)

Net increase in net asset value from operations	(.05)	.06	.34	.23	.65	.13

Less: Dividends
Dividends from net investment income	(.22)	(.39)	(.39)	(.40)	(.42)	(.42)

Net asset value, end of period	$ 10.54	$ 10.81	$ 11.14	$ 11.19	$ 11.36	$ 11.13

Total Return
Total investment return based on net asset value(b)	(.53)%	.50%	3.08%*	2.12%	5.94%*	1.31%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,862	$84,740	$74,191	$63,342	$44,939	$45,989
Ratio to average net assets of:
Net investment income	3.97%^	3.47%	3.43%	3.60%	3.76%	3.89%
Portfolio turnover rate	41%	73%	79%	59%	42%	61%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended April 30, 2017, April 30, 2015 and April 30, 2014 by .01%, .01% and .05%, respectively.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Douglas J. Peebles, Senior Vice President Shawn E. Keegan(2), Vice President Matthew J. Minnetian(2), Vice President Emilie D. Wrapp, Secretary	Michael J. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Corporate Income Shares Investment Team. Messrs. Keegan and Minnetian are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

3	Mr. Foulk is expected to retire on or about December 31, 2018.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Corporate Shares (“ACS”) in respect of AB Corporate Income Shares (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction

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with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service

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provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the

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substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in

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respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Corporate Income Shares (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated,

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extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in

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light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate paid by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees paid by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

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The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

Since the Fund does not bear ordinary expenses, the directors did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB CORPORATE INCOME SHARES | 67

NOTES

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AB CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIS-0152-1018

OCT    10.31.18

SEMI-ANNUAL REPORT

AB MUNICIPAL INCOME SHARES

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 19, 2018

This report provides management’s discussion of fund performance for AB Municipal Income Shares for the semi-annual reporting period ended October 31, 2018. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	6 Months	12 Months
AB MUNICIPAL INCOME SHARES	0.50%	0.48%
Bloomberg Barclays Municipal Bond Index	0.46%	-0.51%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2018.

The Fund outperformed the benchmark for both periods. The Fund is generally used to provide exposure to lower-related municipal bonds within separately managed account strategies. Therefore, the Fund is overweight lower-rated (non-investment grade) bonds relative to the benchmark, which is composed of 100% investment-grade bonds. This overweight was beneficial over both periods.

During both periods, security selection within the state general obligation (“GO”) bond and miscellaneous revenue sectors contributed, relative to the benchmark. Yield-curve positioning detracted, as well as security selection in the electric utility and prepay energy sectors.

For the six-month period, security selection within the industrial development utilities sector contributed, as well as yield-curve positioning in seven- to 10-year duration municipals. Security selection in the tobacco securitization sector detracted.

For the 12-month period, security selection within the senior living and local GO bond sectors contributed; yield-curve positioning in over 10-year duration municipals detracted.

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The Fund utilized derivatives in the form of interest rate swaps for hedging purposes, which detracted from absolute performance for the 12-month period, and had no material impact for the six-month period. Inflation swaps were utilized for hedging purposes and had no material impact for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Economic growth and inflation expectations continued to rise throughout the six-month period. Forty-six states realized positive growth during the third quarter, while state and local tax collections were at all-time highs. The US Federal Reserve increased its federal funds target rate to 2.00%-2.25% at the end of September, the third rate increase in 2018. Performance of municipal issues was mixed during the six-month period, reaching historically expensive valuations versus US Treasuries in July. However, municipals retreated to more normal levels versus US Treasuries toward the end of the reporting period.

The Fund’s Senior Investment Management Team maintained the Fund’s underweight to the longest maturity municipal bonds and a modest overweight to municipal credit, finding this position attractive given the current strength of the US economy.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.29% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment-grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

(continued on next page)

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The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are

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DISCLOSURES AND RISKS (continued)

exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

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DISCLOSURES AND RISKS (continued)

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2018 (unaudited)

NAV Returns
1 Year	0.48%
5 Years	6.55%
Since Inception[1]	6.16%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

NAV Returns
1 Year	1.99%
5 Years	7.01%
Since Inception[1]	6.37%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.01% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/1/2010.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,005.00	$0.02	0.004%
Hypothetical**	$1,000	$1,025.19	$0.02	0.004%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,999.2

1

All data are as of October 31, 2018. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by US Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

October 31, 2018 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.2%
Long-Term Municipal Bonds – 99.2%
Alabama – 3.4%
County of Jefferson AL Series 2018A 5.00%, 4/01/23-4/01/24	$5,125	$5,673,319
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	11,645	13,147,903
Cullman County Health Care Authority (Cullman Regional Medical Center, Inc.) Series 2009A 7.00%, 2/01/36	400	402,636
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016A 5.00%, 2/01/36-2/01/41	10,000	10,574,950
Jefferson County Board of Education/AL Series 2018 5.00%, 2/01/39-2/01/46	28,280	30,550,703
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2016A 5.00%, 9/01/46	10,000	11,199,000
Southeast Alabama Gas District (The) (Morgan Stanley) Series 2018A 4.00%, 4/01/49	13,350	13,910,433
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Health Services, Inc.) Series 2012 5.00%, 12/01/31	3,000	3,190,680
Series 2016A 5.00%, 12/01/31	10,000	10,635,600
Water Works Board of the City of Birmingham (The) Series 2016B 5.00%, 1/01/33	3,500	3,922,625

		103,207,849

Alaska – 0.3%
State of Alaska International Airports System Series 2016B 5.00%, 10/01/33-10/01/34	9,000	10,020,415

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arizona – 0.5%
Arizona Industrial Development Authority (Provident Group – EMU Properties LLC) Series 2018 5.00%, 5/01/51	$1,100	$1,161,776
Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	3,670	3,867,923
Glendale Industrial Development Authority (Beatitudes Campus (The)) Series 2017 5.00%, 11/15/36(a)	1,000	985,960
Glendale Industrial Development Authority (Royal Oaks Life Care Community) Series 2016 5.00%, 5/15/39	2,700	2,863,323
Industrial Development Authority of the City of Phoenix (The ) (GreatHearts Arizona) Series 2014 5.00%, 7/01/44	3,875	3,988,266
Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 5/01/25	80	88,358
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	150	170,097
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.125%, 10/01/47(a)(b)	1,065	1,143,150
University of Arizona Series 2014 5.00%, 8/01/33	1,000	1,099,270

		15,368,123

California – 6.1%
Abag Finance Authority for Nonprofit Corps. (Episcopal Senior Communities) Series 2011 6.125%, 7/01/41	100	107,248
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/34-10/01/37	26,130	28,305,163
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/31	1,460	1,624,965

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Bay Area Toll Authority Series 2013S 5.00%, 4/01/27 (Pre-refunded/ETM)	$1,000	$1,124,320
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 4/01/31-4/01/34	11,845	13,160,218
California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/42	100	106,669
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/37	1,700	1,871,088
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/35-11/15/38	8,150	9,147,012
California Municipal Finance Authority Series 2011B 7.75%, 4/01/31 (Pre-refunded/ETM)(a)	85	94,206
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 1/01/32(a)(b)	1,000	1,052,300
Series 2014 5.00%, 1/01/35(a)	1,085	1,030,663
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/43	3,625	3,873,965
California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012A 5.30%, 8/01/47	1,025	1,032,175
California Municipal Finance Authority (Rocketship Education Obligated Group) Series 2014A 7.00%, 6/01/34(a)	1,200	1,329,132
7.25%, 6/01/43(a)	2,075	2,302,877
California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 6/01/43(a)	740	777,858

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(b)	$6,405	$6,594,524
California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014A 6.40%, 8/01/34(b)	3,000	3,144,960
California School Finance Authority (Tri-Valley Learning Corp.) Series 2012A 7.00%, 6/01/47(a)(c)(d)(e)	730	543,850
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/34	530	564,212
California Statewide Communities Development Authority (Loma Linda University Medical Center Obligated Group) Series 2018A 5.50%, 12/01/58(b)	3,775	3,961,107
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/44(a)(b)	1,200	1,246,212
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/41(a)	100	112,053
California Statewide Communities Development Authority (Rocklin Academy) Series 2011A 8.25%, 6/01/41	140	152,970
California Statewide Communities Development Authority (Terraces at San Joaquin Gardens (The)) Series 2012A 6.00%, 10/01/47(a)	250	265,428
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.50%, 9/01/46(a)	1,000	1,072,130

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/41	$100	$109,287
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 6/01/47(a)	48,300	47,029,710
Municipal Improvement Corp. of Los Angeles (Municipal Improvement Corp. of Los Angeles Lease) Series 2016B 4.00%, 11/01/36	2,705	2,781,497
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/30-8/01/40	6,215	6,942,395
Palomar Health (Palomar Health Obligated Group) Series 2016 5.00%, 11/01/39	3,990	4,196,602
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/31(a)	1,000	1,078,070
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) NATL Series 2016C 5.00%, 8/01/41	1,250	1,373,538
San Joaquin County Transportation Authority (San Joaquin County Transportation Authority Sales Tax) Series 2017 5.00%, 3/01/36-3/01/37	5,500	6,263,415
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 1/15/44	1,450	1,544,439
Series 2014B 5.25%, 1/15/44	1,000	1,070,270
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/36-12/01/43(a)	1,685	1,685,922

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of California Series 2016 4.00%, 9/01/33-9/01/35	$18,000	$18,643,080
University of California CA Revenues 5.00%, 5/15/33(f)	1,000	1,097,120
West Contra Costa Healthcare District Series 2011 6.25%, 7/01/42(a)	3,375	3,661,774

		182,074,424

Colorado – 0.8%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/37(a)(b)	5,000	5,038,350
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	5,910	6,213,597
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2012 5.00%, 12/01/42	2,910	3,019,852
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 9/01/30	1,150	1,261,999
Colorado Health Facilities Authority (Sunny Vista Living Center) Series 2015A 6.25%, 12/01/50(a)(b)	1,000	1,038,100
Copperleaf Metropolitan District No. 2 Series 2015 5.75%, 12/01/45(a)	1,000	1,038,230
E-470 Public Highway Authority Series 2010C 5.375%, 9/01/26	1,000	1,054,780
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/40(a)(b)	1,500	1,527,060
Sterling Ranch Community Authority Board Series 2015A 5.75%, 12/01/45(a)	1,000	1,012,220
Series 2017A 5.00%, 12/01/38-12/01/47(a)	2,000	1,976,610

		23,180,798

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut – 4.2%
Connecticut State Health & Educational Facilities Authority (Quinnipiac University) Series 2015L 5.00%, 7/01/45	$5,750	$6,163,022
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, Inc.) Series 2017I-1 5.00%, 7/01/35-7/01/37	2,095	2,285,048
Connecticut State Health & Educational Facilities Authority (Seabury Retirement Community) Series 2016A 5.00%, 9/01/46-9/01/53(b)	2,475	2,475,965
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018K-1 5.00%, 7/01/35-7/01/38	5,245	5,601,011
State of Connecticut Series 2013A 5.00%, 10/15/24	5,000	5,440,200
Series 2013E 5.00%, 8/15/31(f)	1,000	1,061,900
Series 2015F 5.00%, 11/15/25-11/15/32	7,070	7,747,873
Series 2016A 5.00%, 3/15/32	8,165	8,805,626
Series 2016B 5.00%, 5/15/22	3,875	4,169,539
Series 2016E 5.00%, 10/15/28-10/15/34	17,845	19,423,494
Series 2016F 5.00%, 10/15/31	10,205	11,096,917
Series 2017A 5.00%, 4/15/29-4/15/34	26,125	28,320,165
Series 2018A 5.00%, 4/15/34-4/15/37	7,930	8,552,845
Series 2018C 5.00%, 6/15/31-6/15/38	7,490	8,134,348
Series 2018E 5.00%, 9/15/37	1,035	1,110,803
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/31	5,000	5,329,950

		125,718,706

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Delaware – 0.1%
Delaware State Economic Development Authority (Delaware Military Academy, Inc.) Series 2014 5.00%, 9/01/44-9/01/49	$2,440	$2,511,827
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	1,310	1,341,361

		3,853,188

District of Columbia – 0.5%
District of Columbia Series 2011 6.625%, 3/01/41 (Pre-refunded/ETM)(a)	100	110,163
District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 6/01/42	1,420	1,460,541
Series 2016A 5.00%, 6/01/41-6/01/46	1,450	1,518,400
District of Columbia (KIPP DC Obligated Group) Series 2017A 5.00%, 7/01/42-7/01/48	8,580	9,105,659
Series 2017B 5.00%, 7/01/37	1,465	1,572,912
Metropolitan Washington Airports Authority Series 2016A 5.00%, 10/01/35	500	545,660

		14,313,335

Florida – 4.2%
Alachua County Health Facilities Authority (Bonita Springs Retirement Village, Inc.) Series 2011A 8.125%, 11/15/46(a)	100	109,288
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012A 8.00%, 10/01/46(a)	435	490,001
Alachua County Health Facilities Authority (Shands Teaching Hospital and Clinics Obligated Group) Series 2014A 5.00%, 12/01/44	1,000	1,052,920

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Bexley Community Development District Series 2016 4.875%, 5/01/47(a)	$1,000	$969,310
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 7/01/40(a)(b)	1,400	1,471,834
6.00%, 7/01/45-7/01/50(a)(b)	4,015	4,231,748
Capital Trust Agency, Inc. (AVIVA SENIOR LIFE) Series 2017 5.00%, 7/01/46(a)(b)	1,300	1,282,645
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	2,350	2,426,533
City of Lakeland FL (Lakeland Regional Health Systems Obligated Group) Series 2015 5.00%, 11/15/40	5,610	5,988,675
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	10,000	10,828,100
Series 2015A 5.00%, 10/01/31	1,100	1,197,702
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/34-10/01/36	9,650	10,518,684
Manatee County School District (Manatee County School District Sales Tax) AGM Series 2017 5.00%, 10/01/28-10/01/30	5,450	6,166,925
Marshall Creek Community Development District (Marshall Creek Community Development District 2015A) Series 2015A 5.00%, 5/01/32(a)	1,670	1,655,454
Martin County Health Facilities Authority (Martin Memorial Medical Center Obligated Group) Series 2012 5.50%, 11/15/32-11/15/42	1,950	2,075,881
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(b)	1,150	1,165,790

20 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/29	$2,885	$3,078,987
Series 2014 5.00%, 11/15/39	2,000	2,073,700
Miami-Dade County Expressway Authority Series 2014A 5.00%, 7/01/34	4,000	4,361,440
Mid-Bay Bridge Authority Series 2011A 7.25%, 10/01/40 (Pre-refunded/ETM)	80	90,782
Series 2015A 5.00%, 10/01/28-10/01/40	3,600	3,892,160
Series 2015C 5.00%, 10/01/35-10/01/40	2,750	2,925,800
North Broward Hospital District Series 2017B 5.00%, 1/01/37-1/01/48	21,590	22,445,101
South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/37-8/15/47	14,530	15,906,928
Town of Davie FL (Nova Southeastern University, Inc.) Series 2013A 5.625%, 4/01/43	3,765	4,095,906
Series 2018 5.00%, 4/01/48	14,000	14,907,760
Volusia County School Board COP Series 2014B 5.00%, 8/01/31	1,625	1,787,224

		127,197,278

Georgia – 2.7%
Cedartown Polk County Hospital Authority (Floyd Obligated Group) Series 2016 5.00%, 7/01/39	4,000	4,204,960
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	1,390	1,491,081
Series 2014A 5.00%, 1/01/33	1,820	2,003,838

abfunds.com	AB MUNICIPAL INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Clarke County Hospital Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 7/01/31	$2,500	$2,776,675
Fayette County Hospital Authority/GA (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 7/01/34-7/01/36	10,710	11,693,006
Fulton County Development Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016A 5.00%, 7/01/32	2,000	2,211,380
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System Obligated Group) Series 2017 5.00%, 8/01/43-8/01/47	12,680	13,427,527
Gwinnett County Development Authority (Board of Regents of the University System of Georgia Lease) Series 2017A 5.00%, 7/01/32-7/01/37	10,855	12,060,762
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	16,200	16,893,198
Series 2018C 4.00%, 8/01/48	12,245	12,806,066

		79,568,493

Guam – 0.1%
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011A 5.125%, 1/01/42	1,750	1,805,248

Idaho – 0.0%
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 2/01/36	200	216,114

Illinois – 11.2%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	5,630	5,536,880
Series 2015C 5.25%, 12/01/35-12/01/39	10,315	10,451,178
Series 2015E 5.125%, 12/01/32	1,000	1,019,560

22 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016B 6.50%, 12/01/46	$1,900	$2,123,592
Series 2017G 5.00%, 12/01/34	4,150	4,198,140
Series 2017H 5.00%, 12/01/46	1,285	1,284,923
Series 2018A 5.00%, 12/01/26-12/01/28	17,705	18,302,245
Chicago O’Hare International Airport Series 2015C 5.00%, 1/01/34	1,665	1,793,705
Series 2016B 5.00%, 1/01/34	5,000	5,435,050
Series 2016C 5.00%, 1/01/35-1/01/38	9,250	9,959,750
Series 2017B 5.00%, 1/01/35-1/01/37	33,445	36,403,783
Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 7/01/33-7/01/48	7,145	7,585,247
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2011 5.25%, 12/01/23	4,285	4,600,547
City of Chicago IL Series 2015A 5.00%, 1/01/19	300	300,954
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/52(a)(g)	1,050	895,902
Illinois Finance Authority (Ascension Health Credit Group) Series 2016C 5.00%, 2/15/31-2/15/41	14,335	15,992,360
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/19-4/01/36	465	441,677
Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/48	400	420,212

abfunds.com	AB MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.75%, 5/15/46(a)	$2,495	$2,581,028
Illinois Finance Authority (Mercy Health Corp. Obligated Group) Series 2016 5.00%, 12/01/40-12/01/46	3,900	4,130,419
Illinois Finance Authority (Park Place of Elmhurst) Series 2016A 6.20%, 5/15/30(a)	1,079	1,030,023
6.33%, 5/15/48(a)	829	756,682
6.44%, 5/15/55(a)	1,998	1,814,309
Series 2016C 2.00%, 5/15/55(a)(c)(e)(g)	609	30,292
Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 5/15/43	3,500	3,817,170
Series 2015 5.25%, 5/15/50	2,000	2,026,440
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017A 5.00%, 8/01/42-8/01/47	3,000	3,147,110
Series 2017C 5.00%, 8/01/46	1,000	1,049,030
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	4,750	5,044,072
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	6,700	7,214,694
Illinois State Toll Highway Authority Series 2015A 5.00%, 1/01/31-1/01/32	3,125	3,474,708
Series 2015B 5.00%, 1/01/36-1/01/40	5,250	5,673,565
Series 2016A 5.00%, 12/01/32	7,000	7,720,510
Series 2016B 5.00%, 1/01/41	3,450	3,722,860

24 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority Lease) Series 2015B 5.00%, 12/15/45	$13,300	$13,700,596
Series 2017B Zero Coupon, 12/15/54	6,850	975,372
State of Illinois Series 2012 5.00%, 8/01/21-3/01/31	7,445	7,662,713
Series 2014 5.00%, 5/01/23-5/01/35	16,170	16,617,158
Series 2016 5.00%, 1/01/22-11/01/35	38,265	39,476,905
Series 2017A 5.00%, 12/01/25-12/01/28	12,210	12,663,310
Series 2017D 5.00%, 11/01/24-11/01/28	45,525	47,315,363
Series 2018A 5.00%, 10/01/27	6,090	6,320,385
Village of Antioch IL (Village of Antioch IL Spl Tax) Series 2016A 4.50%, 3/01/33(a)	4,109	3,868,213
Series 2016B 7.00%, 3/01/33(a)	1,819	1,727,468
Village of Pingree Grove IL Special Service Area No. 7 Series 2015A 4.50%, 3/01/25(a)	974	993,275
5.00%, 3/01/36(a)	2,963	3,017,490
Series 2015B 6.00%, 3/01/36(a)	966	1,009,267

		335,326,132

Indiana – 0.4%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.125%, 8/15/27	1,000	1,031,530
5.50%, 8/15/40-8/15/45	3,020	3,126,125
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	1,000	1,055,390

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/40-7/01/48	$6,980	$7,307,993

		12,521,038

Iowa – 0.6%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/50	6,405	6,801,598
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018A 5.00%, 5/15/43-5/15/48	11,000	11,255,080

		18,056,678

Kansas – 0.1%
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 6/01/40	1,940	1,903,159

Kentucky – 1.5%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/34-8/15/46	15,780	16,526,598
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42(a)	1,685	1,732,568
5.50%, 11/15/45(a)	1,000	1,031,300
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/37-6/01/41	8,625	8,879,423
5.25%, 6/01/41	1,250	1,298,038

26 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.50%, 11/15/35(a)	$1,750	$1,764,157
5.75%, 11/15/45(a)	3,350	3,407,988
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/33	8,205	8,918,999

		43,559,071

Louisiana – 2.0%
Jefferson Parish Hospital Service District No. 2 Series 2011 6.375%, 7/01/41	2,130	2,075,195
Jefferson Sales Tax District AGM Series 2017B 5.00%, 12/01/34-12/01/36	3,400	3,787,986
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015A 6.00%, 11/15/35(a)	2,100	2,252,817
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/34-10/01/44	27,600	29,879,739
Louisiana Public Facilities Authority Series 2016 5.00%, 5/15/47 (Pre-refunded/ETM)(a)	10	11,566
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39(a)(d)(e)	2,750	27
Series 2014A 7.50%, 7/01/23(a)(d)(e)	1,250	13
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Lease) Series 2017 5.00%, 7/01/42-7/01/57	17,565	18,476,815

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Public Facilities Authority (Ochsner Clinic Foundation) Series 2016 5.00%, 5/15/47	$1,110	$1,163,913
New Orleans Aviation Board Series 2017B 5.00%, 1/01/43	1,000	1,062,570
Port New Orleans Board of Commissioners Series 2013B 5.00%, 4/01/29-4/01/31	1,540	1,634,426

		60,345,067

Maine – 0.6%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 1/01/25(b)	4,630	4,886,178
Series 2018R-2 4.375%, 8/01/35(b)	1,700	1,679,855
Maine Health & Higher Educational Facilities Authority (Maine Medical Center) Series 2018A 5.00%, 7/01/43-7/01/48	9,620	10,414,365
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	1,000	1,091,230

		18,071,628

Maryland – 0.3%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/33-9/01/36	3,250	3,536,368
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 9/01/38(a)	1,000	1,043,450
County of Howard MD (Downtown Columbia Project) Series 2017A 4.375%, 2/15/39(a)(b)	1,000	980,790
4.50%, 2/15/47(a)(b)	1,200	1,177,320

28 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 7/01/31	$3,245	$3,499,927

		10,237,855

Massachusetts – 1.2%
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016A 5.00%, 10/01/43	1,760	1,844,251
Massachusetts Development Finance Agency (Lowell General Hospital) Series 2013G 5.00%, 7/01/37	2,550	2,658,477
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	5,000	5,212,500
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2017S 5.00%, 7/01/33	3,125	3,526,219
Massachusetts Development Finance Agency (Simmons University) Series 2018L 5.00%, 10/01/34-10/01/35	2,360	2,583,642
Massachusetts Development Finance Agency (South Shore Hospital, Inc.) Series 2016I 5.00%, 7/01/31-7/01/41	3,850	4,116,430
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/41-7/01/46	3,980	4,188,518
Massachusetts Development Finance Agency (Zero Waste Solutions) Series 2017 8.00%, 12/01/22(a)(b)	10,525	8,777,219
Series 2017A 7.75%, 12/01/44(a)(b)	4,525	4,292,822

		37,200,078

abfunds.com	AB MUNICIPAL INCOME SHARES | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan – 3.8%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/32	$4,400	$4,674,692
5.25%, 7/01/39	4,825	5,107,648
City of Detroit MI Water Supply System Revenue (Great Lakes Water Authority Water Supply System Revenue) Series 2011C 5.00%, 7/01/41	1,060	1,101,976
Detroit City School District Series 2012A 5.00%, 5/01/31	120	128,406
Grand Rapids Economic Development Authority (Beacon Hill at Eastgate) Series 2017A 5.00%, 11/01/32-11/01/37(a)	1,655	1,704,581
Great Lakes Water Authority Water Supply System Revenue Series 2016A 5.00%, 7/01/46	1,025	1,118,162
Series 2016D 5.00%, 7/01/36	25,210	27,395,959
Kalamazoo Hospital Finance Authority (Bronson Healthcare Group Obligated Group) Series 2016 4.00%, 5/15/31-5/15/36	20,100	20,011,593
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014D4 5.00%, 7/01/29-7/01/34	2,100	2,269,009
Series 2015D-1 5.00%, 7/01/34	2,000	2,158,340
Series 2015D-2 5.00%, 7/01/34	3,400	3,667,104
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 4.00%, 11/15/35-11/15/36	5,000	4,920,180
5.00%, 11/15/32	3,850	4,234,461

30 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (MidMichigan Obligated Group) Series 2014 5.00%, 6/01/34	$2,000	$2,170,880
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/31-7/01/33	7,950	8,467,203
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 7.00%, 12/01/30(a)(b)	2,145	2,386,034
Series 2016 6.125%, 12/01/25(a)(b)(h)	8,970	9,337,860
Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	2,000	2,046,120
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2007A 6.00%, 6/01/48	5,775	5,683,582
Wayne State University Series 2018A 5.00%, 11/15/43	4,000	4,383,360

		112,967,150

Minnesota – 0.3%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	1,000	1,104,630
Duluth Economic Development Authority (Essentia Health Obligated Group) 5.00%, 2/15/43-2/15/48(i)	2,925	3,092,336
Minnesota Higher Education Facilities Authority (St. Catherine University) Series 2018A 5.00%, 10/01/45	1,900	2,026,920
Western Minnesota Municipal Power Agency Series 2015A 5.00%, 1/01/34	1,030	1,154,115

		7,378,001

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mississippi – 0.2%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 9/01/41	$6,900	$7,194,561

Missouri – 1.2%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/36	2,925	3,073,180
Health & Educational Facilities Authority of the State of Missouri Series 2016A 5.00%, 2/01/46	1,000	1,046,300
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	100	102,217
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/46(a)(b)	2,915	2,710,309
Lees Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2014A 5.25%, 8/15/39	620	628,897
Series 2016A 5.00%, 8/15/36-8/15/46	4,060	4,011,404
Series 2018 5.00%, 8/15/42	3,000	2,934,420
Maryland Heights Industrial Development Authority (St. Louis Ice Center Community Improvement District) Series 2018A 5.00%, 3/15/39-3/15/49(a)	7,000	6,890,315
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/31	3,240	3,542,908

32 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri State Environmental Improvement & Energy Resources Authority (Union Electric Co.) NATL 3.033%, 9/01/33(j)	$1,350	$1,350,000
NATL Series 1998A 2.84%, 9/01/33(j)	3,000	3,000,000
NATL Series 1998B 3.005%, 9/01/33(j)	500	500,000
St. Louis County Industrial Development Authority (St. Andrews Resources for Seniors) Series 2015A 5.00%, 12/01/35(a)	2,000	2,052,660
5.125%, 12/01/45(a)	4,500	4,619,340

		36,461,950

Montana – 0.0%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/34	1,085	1,182,390

Nebraska – 1.2%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/32-9/01/42	2,975	3,196,489
Series 2017A 5.00%, 9/01/34-9/01/42	28,560	31,705,735

		34,902,224

Nevada – 1.5%
City of Carson City NV (Carson Tahoe Regional Healthcare) Series 2017 5.00%, 9/01/37-9/01/47	3,935	4,162,485
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018C Zero Coupon, 7/01/58(a)(b)	17,500	1,793,575
Clark County School District Series 2017C 5.00%, 6/15/33-6/15/36	17,110	18,750,710
Las Vegas Redevelopment Agency Series 2016 5.00%, 6/15/40	1,800	1,901,394

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Las Vegas Valley Water District Series 2016A 5.00%, 6/01/46	$14,000	$15,260,700
State of Nevada Department of Business & Industry (Fulcrum Sierra Holdings LLC) Series 2018 6.95%, 2/15/38(a)(b)	1,890	1,885,747

		43,754,611

New Hampshire – 0.4%
New Hampshire Health and Education Facilities Authority Act (Concord Hospital Obligated Group) Series 2017 5.00%, 10/01/47	8,105	8,663,516
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	2,940	3,097,907

		11,761,423

New Jersey – 9.2%
City of Bayonne NJ BAM Series 2016 5.00%, 7/01/39	1,075	1,151,895
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/30	3,455	3,616,141
Series 2014P 5.00%, 6/15/29	5,000	5,285,250
Series 2014U 5.00%, 6/15/21	3,500	3,683,995
Series 2015X 5.00%, 6/15/21	15,920	16,756,914
Series 2017A 5.00%, 7/01/33	1,640	1,729,495
Series 2017B 5.00%, 11/01/20	7,505	7,845,877
Series 2017D 5.00%, 6/15/33-6/15/42	5,370	5,607,134
Series 2018A 5.00%, 6/15/42-6/15/47	5,885	6,070,505
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/37-10/01/47	6,035	6,285,258

34 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018C 5.00%, 6/15/42	$7,085	$7,315,121
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 6/15/43	735	756,580
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	2,850	3,054,003
Series 2000B 5.625%, 11/15/30	1,475	1,637,162
New Jersey Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group) Series 2017A 5.00%, 7/01/35-7/01/37	4,300	4,786,488
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	100	103,565
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 7/01/36-7/01/42	8,645	9,368,647
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/35	1,070	1,124,056
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2014 5.00%, 7/01/44	2,040	2,174,293
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/24-6/15/30	38,985	42,698,309

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2018A 5.00%, 6/15/30-6/15/31	$31,870	$34,592,054
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014A 5.00%, 6/15/38	1,000	1,034,060
Series 2015A 5.00%, 6/15/45	8,450	8,703,753
Series 2018A 5.00%, 12/15/35	1,000	1,053,540
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/27 (Pre-refunded/ETM)(a)	170	186,601
5.00%, 1/01/27 (Pre-refunded/ETM)	2,330	2,557,525
5.00%, 1/01/32 (Pre-refunded/ETM)	1,000	1,097,650
Series 2015E 5.00%, 1/01/33-1/01/45	15,400	16,757,678
Series 2016A 5.00%, 1/01/33	6,500	7,199,595
Series 2017A 5.00%, 1/01/33-1/01/34	15,000	16,678,900
Series 2017B 5.00%, 1/01/32-1/01/33	13,540	15,268,774
Tobacco Settlement Financing Corp./NJ Series 2018B 5.00%, 6/01/46	39,750	40,261,980

		276,442,798

New Mexico – 0.0%
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 7/01/42	1,060	1,121,777

New York – 5.4%
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/34	2,000	2,019,440
City of New York NY Series 2018E 5.00%, 3/01/37-3/01/38	17,500	19,525,000
City of Newburgh NY Series 2012A 5.625%, 6/15/34	245	261,856

36 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 7/01/46	$13,520	$14,440,983
Metropolitan Transportation Authority Series 2013E 5.00%, 11/15/32	4,425	4,801,302
Series 2016A 5.00%, 11/15/32	3,440	3,793,529
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 1/01/32(a)	75	78,615
6.70%, 1/01/49(a)	454	475,743
Series 2014B 5.50%, 7/01/20(a)	232	234,514
Series 2014C 2.00%, 1/01/49(a)(c)(e)(g)	514	87,341
New York City Municipal Water Finance Authority Series 2017E 5.00%, 6/15/36	7,305	8,160,050
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 3/15/44	100	105,867
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/35	1,325	1,570,390
New York NY GO Series 2013A-1 5.00%, 10/01/28(f)	500	544,565
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/30-12/01/34(b)	4,200	4,550,802
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/37	2,000	2,108,660
Series 2016A 5.00%, 1/01/41	3,800	4,115,666

abfunds.com	AB MUNICIPAL INCOME SHARES | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/27-1/01/29	$51,325	$56,665,433
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 7/01/41-7/01/46	13,185	13,723,679
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 1/01/46(a)	1,110	1,137,029
Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/34	3,900	4,155,138
Series 2013178 5.00%, 12/01/33	5,000	5,445,700
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/28-11/15/29(f)	1,950	2,135,817
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 9/15/37(a)	860	795,577
5.25%, 9/15/42-9/15/53(a)	2,330	2,153,163
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 1/01/34	3,840	4,041,408
Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/46	4,230	4,391,755

		161,519,022

North Carolina – 0.9%
County of New Hanover NC (New Hanover Regional Medical Center) Series 2017 5.00%, 10/01/42-10/01/47	5,830	6,313,690
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.875%, 7/01/40(a)	5,000	5,124,000
5.00%, 7/01/45(a)	1,000	1,031,940

38 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina Medical Care Commission (Mission Health System, Inc. Obligated Group/NC) Series 2017 5.00%, 10/01/30-10/01/36	$10,025	$10,005,116
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/30(a)	2,250	2,343,308
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2015A 5.00%, 9/01/37(a)	1,735	1,802,387
Series 2017 5.00%, 9/01/46(a)	1,000	1,019,400

		27,639,841

North Dakota – 0.8%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2018 5.00%, 9/15/28(a)(b)	7,725	7,392,284
5.375%, 9/15/38(a)(b)	5,000	4,705,100
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 6/01/48-6/01/53	10,230	10,443,925

		22,541,309

Ohio – 3.0%
American Municipal Power, Inc. Series 2016A 5.00%, 2/15/41-2/15/46	10,000	10,692,580
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	21,875	21,240,406
Butler County Port Authority (StoryPoint Obligated Group) Series 2017A-1 6.375%, 1/15/43(a)(b)	675	689,816
City of Chillicothe /OH (Adena Health System Obligated Group) 5.00%, 12/01/47	3,735	3,912,525
City of Chillicothe/OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/37	3,765	4,010,817

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Cuyahoga /OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/42	$6,490	$6,693,851
5.25%, 2/15/47	12,860	13,510,973
County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47(a)	2,300	2,253,310
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,030	1,047,726
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 4/01/49(a)(b)	2,415	2,338,324
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 20151 7.00%, 1/15/40(a)	2,500	2,562,650
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) 5.625%, 6/01/18(a)(c)(e)	5,250	5,092,500
Series 2009D 4.25%, 8/01/29(a)	5,205	5,048,850
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(a)	7,480	7,255,600
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(a)	3,110	3,016,700
Toledo-Lucas County Port Authority (StoryPoint Obligated Group) Series 2016 6.375%, 1/15/51(a)(b)	1,000	1,016,780

		90,383,408

Oklahoma – 0.0%
Tulsa Airports Improvement Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35(a)	1,125	1,184,366

40 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oregon – 0.0%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/19(a)	$145	$148,212

Pennsylvania – 8.2%
Allegheny County Hospital Development Authority (Allegheny Health Network Obligated Group) Series 2018A 5.00%, 4/01/34-4/01/36	33,535	36,276,921
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 5/01/42(b)	2,270	2,357,531
Altoona Area School District BAM Series 2018 5.00%, 12/01/45	1,600	1,726,416
Beaver County Industrial Development Authority (FirstEnergy Generation LLC) Series 2016B 4.25%, 10/01/47(a)	10,000	9,700,000
Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35(a)	525	509,250
Bensalem Township School District Series 2013 5.00%, 6/01/29	8,570	9,478,334
Berks County Industrial Development Authority (Highlands at Wyomissing (The)) Series 2018 5.00%, 5/15/48	1,000	1,039,410
Chambersburg Area Municipal Authority (Wilson College) 5.75%, 10/01/43	1,350	1,306,571
6.00%, 10/01/48	9,000	8,925,300
Chester County Industrial Development Authority (Woodlands at Greystone Neighborhood Improvement District) Series 2018 5.125%, 3/01/48(a)(b)	1,050	1,049,129
City of Philadelphia PA Series 2013A 5.00%, 7/15/21	1,200	1,278,216

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017 5.00%, 8/01/29-8/01/31	$12,110	$13,448,323
AGM Series 2017A 5.00%, 8/01/33-8/01/34	13,000	14,251,570
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/35-10/01/36	5,105	5,677,481
Commonwealth of Pennsylvania COP Series 2018A 5.00%, 7/01/38	1,120	1,204,874
County of Lehigh PA (Lehigh Valley Health Network Obligated Group) Series 2016A 4.00%, 7/01/35	10,000	9,679,900
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 6/01/46-6/01/51(a)	3,375	3,520,205
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45(a)	180	184,565
Series 2012 5.25%, 1/01/41(a)	1,000	1,015,340
Delaware River Joint Toll Bridge Commission Series 2017 5.00%, 7/01/34-7/01/36	13,500	15,171,370
Montgomery County Higher Education & Health Authority (Philadelphia Presbytery Homes Obligated Group) Series 2017 5.00%, 12/01/47	1,500	1,592,100
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 9/01/35	3,600	3,957,660
Montgomery County Industrial Development Authority/PA Series 2010 6.50%, 12/01/25 (Pre-refunded/ETM)(a)	200	225,220

42 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.00%, 1/01/30(a)	$1,040	$1,034,654
5.25%, 1/01/40(a)	4,740	4,627,235
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.75%, 7/01/35(a)	5,135	5,341,735
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 3/01/42	265	275,218
Series 2016A 5.00%, 3/01/37	1,400	1,465,464
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp. (The)) Series 2012A 5.00%, 11/01/41	1,620	1,701,275
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34	2,830	3,007,328
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2016 5.00%, 5/01/32	1,000	1,094,710
Series 2017 5.00%, 5/01/41	1,000	1,079,650
Pennsylvania Turnpike Commission Series 2016 5.00%, 6/01/37	4,000	4,262,160
Series 2017B 5.00%, 6/01/35-6/01/36	12,850	13,794,950
Series 2018A 5.00%, 12/01/43	10,000	10,935,500
Philadelphia Authority for Industrial Development (Evangelical Services for the Aging Obligated Group) Series 2017A 5.00%, 7/01/42	2,000	2,019,480

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

School District of Philadelphia (The) Series 2015A 5.00%, 9/01/34-9/01/35	$2,615	$2,821,198
Series 2016F 5.00%, 9/01/33-9/01/36	4,000	4,328,660
Series 2018A 5.00%, 9/01/34-9/01/38	4,000	4,329,100
Series 2018B 5.00%, 9/01/43	3,000	3,203,970
Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project) Series 2016A 5.00%, 1/01/51-1/01/57(b)	12,110	11,467,831
Series 2016B 6.08%, 1/01/26(b)	990	951,251
Series 2016C Zero Coupon, 1/01/36(b)	2,945	995,528
Series 2016D Zero Coupon, 1/01/57(b)	60,400	3,677,152
State Public School Building Authority (Harrisburg School District) AGM Series 2016A 5.00%, 12/01/29-12/01/30	9,880	10,989,432
Union County Hospital Authority (Evangelical Community Hospital Obligated Group) Series 2018 5.00%, 8/01/38-8/01/43	8,435	9,128,971

		246,108,138

Puerto Rico – 4.3%
Commonwealth of Puerto Rico Series 2012A 5.125%, 7/01/37(c)(e)	8,770	5,130,450
5.50%, 7/01/39(c)(e)	14,345	8,391,825
5.75%, 7/01/28(c)(e)	1,350	789,750
Series 2014A 8.00%, 7/01/35(c)(e)	24,130	14,236,700
Government Development Bank for Puerto Rico (Government Development Bank for Puerto Rico Lease) Series 2011H 5.00%, 8/01/23	17,520	8,519,100

44 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008A 6.125%, 7/01/24	$2,955	$2,829,413
Series 2012A 5.00%, 7/01/33	4,705	4,340,362
5.125%, 7/01/37	1,155	1,068,375
5.25%, 7/01/29-7/01/42	10,965	10,155,600
5.50%, 7/01/28	4,090	3,813,925
5.75%, 7/01/37	2,985	2,798,438
6.00%, 7/01/47	2,845	2,660,075
Puerto Rico Electric Power Authority Series 2007T 5.00%, 7/01/37(c)(e)	2,300	1,460,500
Series 2010C 5.00%, 7/01/24(c)(e)	1,735	1,101,725
Series 2010DDD 5.00%, 7/01/21(c)(e)	1,050	666,750
Series 2012A 5.00%, 7/01/42(c)(e)	6,890	4,375,150
AGM Series 2007V 5.25%, 7/01/31	4,245	4,709,063
NATL Series 2007V 5.25%, 7/01/29	5,965	6,350,757
Puerto Rico Highway & Transportation Authority NATL Series 2005L 5.25%, 7/01/35	7,045	7,380,976
NATL Series 2007 5.50%, 7/01/28	1,000	1,085,780
NATL Series 2007N 5.25%, 7/01/33	365	386,082
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	21,805	21,232,619
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 4/01/42	335	312,388
Puerto Rico Sales Tax Financing Corp. 5.25%, 8/01/57(c)(e)	9,945	8,130,037
Series 2011C 5.00%, 8/01/21-8/01/40(c)(e)	5,420	4,403,750
5.25%, 8/01/40(c)(e)	4,200	3,412,500

		129,742,090

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Rhode Island – 0.2%
Rhode Island Health & Educational Building Corp. Series 2011 8.375%, 1/01/46 (Pre-refunded/ETM)	$3,150	$3,553,673
Rhode Island Health & Educational Building Corp. (City of Woonsocket RI) AGM Series 2017A 5.00%, 5/15/28-5/15/29	2,000	2,230,650

		5,784,323

South Carolina – 2.4%
South Carolina Jobs-Economic Development Authority (Lutheran Homes of South Carolina Obligated Group) Series 2013 5.00%, 5/01/43(a)	1,000	1,009,610
5.125%, 5/01/48(a)	1,000	1,012,600
South Carolina Public Service Authority Series 2013A 5.00%, 12/01/38	575	597,966
Series 2013B 5.00%, 12/01/38	810	842,351
Series 2014A 5.00%, 12/01/49	11,820	12,238,073
Series 2014B 5.00%, 12/01/38	1,160	1,209,799
Series 2014C 5.00%, 12/01/36-12/01/46	3,495	3,639,174
Series 2015A 5.00%, 12/01/50	5,000	5,178,300
Series 2016A 5.00%, 12/01/34-12/01/36	4,815	5,123,576
Series 2016B 5.00%, 12/01/37-12/01/56	38,780	40,711,832

		71,563,281

South Dakota – 1.3%
South Dakota Health & Educational Facilities Authority (Avera Health Obligated Group) Series 2017 5.00%, 7/01/46	17,850	18,983,832

46 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 9/01/33-9/01/40	$18,295	$19,867,430

		38,851,262

Tennessee – 1.2%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(a)(b)	9,080	8,429,872
5.125%, 12/01/42(a)(b)	11,900	10,921,701
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 8/15/42	5,250	5,458,635
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 4/01/49(a)(b)	5,040	4,879,980
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Vanderbilt University Medical Center) Series 2016 5.00%, 7/01/40	2,435	2,599,192
Series 2017A 5.00%, 7/01/48	2,335	2,497,376
Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc.) Series 2012 5.25%, 12/01/42(a)	1,000	1,017,570
5.375%, 12/01/47(a)	800	816,232

		36,620,558

Texas – 8.2%
Arlington Higher Education Finance Corp. (Harmony Public Schools) Series 2016A 5.00%, 2/15/41-2/15/46	6,060	6,562,988

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arlington Higher Education Finance Corp. (Wayside Schools) Series 2016A 4.625%, 8/15/46	$2,450	$2,330,317
Central Texas Regional Mobility Authority Series 2013 5.00%, 1/01/42	3,500	3,665,655
Series 2016 5.00%, 1/01/33-1/01/40	6,855	7,423,561
Central Texas Turnpike System Series 2015C 5.00%, 8/15/37	6,800	7,172,912
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/30	1,965	2,151,695
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	15,355	16,317,451
Series 2015B 5.00%, 7/15/30-7/15/35	2,960	3,140,580
Series 2018 5.00%, 7/15/28	22,975	25,252,282
City of San Antonio TX Electric & Gas Systems Revenue Series 2017 5.00%, 2/01/33-2/01/35	9,295	10,410,581
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 8/15/42	530	548,794
Series 2013 6.00%, 8/15/43	1,000	1,089,440
Series 2016A 5.00%, 8/15/34-8/15/36	3,180	3,495,344
Dallas County Flood Control District No. 1 Series 2015 5.00%, 4/01/28(a)(b)	1,150	1,182,936
Dallas/Fort Worth International Airport Series 2012E 5.00%, 11/01/35	1,500	1,553,610
Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 9/01/44	3,150	3,296,065

48 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Grand Parkway Transportation Corp. Series 2018 5.00%, 2/01/23	$32,340	$35,331,773
Irving Hospital Authority Series 2017A 5.00%, 10/15/44	7,305	7,659,658
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(b)	5,225	5,383,056
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Island Campus LLC) Series 2017A 5.00%, 4/01/37	1,380	1,425,885
New Hope Cultural Education Facilities Finance Corp. (Legacy at Midtown Park, Inc. Obligated Group) Series 2018A 5.50%, 7/01/54(a)	4,500	4,323,285
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49(a)	1,700	1,769,156
North East Texas Regional Mobility Authority Series 2016 5.00%, 1/01/46	4,940	5,235,313
North Texas Education Finance Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	280	289,929
North Texas Tollway Authority (North Texas Tollway System) Series 2014B 5.00%, 1/01/31	8,975	9,791,545
Series 2015A 5.00%, 1/01/35	7,000	7,597,520
Series 2015B 5.00%, 1/01/34	3,500	3,847,690
Series 2017B 5.00%, 1/01/33-1/01/43	7,400	7,992,298
Red River Health Facilities Development Corp. Series 2011A 8.00%, 11/15/46 (Pre-refunded/ETM)(a)	1,790	2,082,951

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/44(a)	$1,315	$1,475,220
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.50%, 1/01/32	1,740	1,796,359
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38(a)(c)(d)(e)	2,180	654,000
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/22(g)	200	169,800
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living, Inc.) Series 2017A 6.625%, 11/15/37(a)	2,500	2,700,075
Series 2017B-3 3.875%, 11/15/22(a)	1,200	1,186,524
Tarrant County Cultural Education Facilities Finance Corp. (CC Young Memorial Home Obligated Group) Series 2017A 6.375%, 2/15/41-2/15/48(a)	8,465	9,039,063
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015B 5.00%, 11/15/30	4,000	4,148,720
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.25%, 11/15/39-11/15/44(a)(g)	5,025	4,868,472
Series 2009B 6.86% (Bond Buyer + 3.00%), 11/15/45(a)(g)(k)	1,075	965,673
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44-10/01/49	5,350	5,563,356

50 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	$11,500	$13,111,495
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group LLC) Series 2016 5.00%, 12/31/40	1,255	1,315,692
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	660	702,656
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	200	209,070
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 6/30/43	3,600	4,107,024
Travis County Health Facilities Development Corp. Series 2012A 7.00%, 1/01/32 (Pre-refunded/ETM)(a)	1,200	1,317,804
7.125%, 1/01/46 (Pre-refunded/ETM)(a)	2,430	2,674,920
Uptown Development Authority Series 2017A 5.00%, 9/01/35	1,015	1,097,489
Viridian Municipal Management District Series 2011 9.00%, 12/01/37 (Pre-refunded/ETM)(a)	75	89,242

		245,516,924

Utah – 0.0%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31(a)	80	85,090
Utah Charter School Finance Authority (North Star Academy) Series 2010A 7.00%, 7/15/45	100	104,145

		189,235

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Vermont – 0.1%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2013 4.625%, 4/01/36(b)	$1,100	$1,071,686
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 5/01/33(a)	200	208,590
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) Series 2016A 5.00%, 12/01/34	1,500	1,654,935

		2,935,211

Virginia – 0.8%
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.15%, 3/01/35(a)(b)	1,000	1,007,440
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 7/01/46	1,000	1,070,160
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43(a)	1,030	1,048,118
Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/47	1,955	2,031,265
Peninsula Town Center Community Development Authority Series 2018 5.00%, 9/01/37-9/01/45(a)(b)	3,490	3,594,337
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47	7,490	7,337,878
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) Series 2013A 5.00%, 2/01/28(f)	550	609,977

52 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Virginia College Building Authority (Marymount University) Series 2015B 5.25%, 7/01/35(b)	$1,000	$1,043,290
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.50%, 1/01/42	3,580	3,817,426
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC) Series 2017 5.00%, 12/31/52	2,250	2,351,160

		23,911,051

Washington – 1.7%
Kalispel Tribe of Indians Series 2018A 5.25%, 1/01/38(a)(b)	750	775,860
King County Public Hospital District No. 4 Series 2015A 5.00%, 12/01/30(a)	2,235	2,171,749
Pend Oreille County Public Utility District No. 1 Box Canyon 5.00%, 1/01/48	9,000	9,259,380
Port of Seattle WA Series 2015C 5.00%, 4/01/33	5,035	5,465,946
Washington Health Care Facilities Authority (Overlake Hospital Medical Center Obligated Group) Series 2017A 5.00%, 7/01/35	2,350	2,555,014
Series 2017B 5.00%, 7/01/34	1,855	2,028,814
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 8/15/33-8/15/37	18,005	19,364,175
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47(a)(b)	3,550	3,788,950

abfunds.com	AB MUNICIPAL INCOME SHARES | 53

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 1/01/31-1/01/46(b)	$2,790	$2,940,798
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)(b)	3,215	3,634,847

		51,985,533

West Virginia – 0.1%
West Virginia Hospital Finance Authority (West Virginia United Health System, Inc.) Series 2013A 5.50%, 6/01/44	2,100	2,260,608

Wisconsin – 2.0%
University of Wisconsin Hospitals & Clinics Series 2013A 5.00%, 4/01/38	4,155	4,455,157
Wisconsin Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group) Series 2017 5.00%, 8/15/52	20,345	21,667,832
Wisconsin Public Finance Authority (American Dream at Meadowlands Project) Series 2017 7.00%, 12/01/50(a)(b)	2,265	2,548,261
Wisconsin Public Finance Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group) Series 2016 5.125%, 6/01/48(a)(b)	3,335	3,344,205
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30(b)	2,060	2,087,686
Series 2016D 4.05%, 11/01/30(b)	720	713,923
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 5/01/42-5/01/47	2,650	2,755,774

54 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017A 5.25%, 5/15/37-5/15/47(b)	$3,225	$3,335,941
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.25%, 1/01/38(a)(b)	2,685	2,712,682
6.375%, 1/01/48(a)(b)	6,000	6,046,920
Wisconsin Public Finance Authority (Million Air Two LLC Obligated Group) Series 2017B 7.125%, 6/01/41(a)(b)	7,885	7,893,043
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.25%, 3/01/35(b)	1,550	1,564,834
Wisconsin Public Finance Authority (Rose Villa) Series 2014A 5.75%, 11/15/44(a)(b)	1,000	1,051,390
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 9/01/30(b)	545	562,756

		60,740,404

Total Municipal Obligations (cost $3,011,637,994)		2,976,536,338

SHORT-TERM INVESTMENTS – 0.2%
Corporates – Investment Grade – 0.2%
Industrial – 0.2%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 3/29/19(a)(l)(m) (cost $4,965,000)	4,965	4,965,000

Total Investments – 99.4% (cost $3,016,602,994)		2,981,501,338
Other assets less liabilities – 0.6%		17,672,180

Net Assets – 100.0%		$2,999,173,518

abfunds.com	AB MUNICIPAL INCOME SHARES | 55

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	75,000	5/01/23	3 Month LIBOR	3.033%	Quarterly/ Semi- Annual	$(440,663)	$—	$(440,663)
USD	50,000	5/01/23	3 Month LIBOR	3.048%	Quarterly/ Semi- Annual	(265,938)	—	(265,938)
USD	143,720	10/24/23	3 Month LIBOR	3.183%	Quarterly/ Semi- Annual	355,352	—	355,352
USD	20,500	4/01/33	3 Month LIBOR	3.071%	Quarterly/ Semi- Annual	(611,367)	—	(611,367)

						$(962,616)	$—	$(962,616)

INFLATION (CPI) SWAPS (see Note C)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	49,697	8/31/20	2.235%	CPI#	Maturity	$(227,071)
Barclays Bank PLC	USD	49,697	9/04/20	2.248%	CPI#	Maturity	(226,236)
Barclays Bank PLC	USD	50,003	9/20/20	2.263%	CPI#	Maturity	(219,884)
Barclays Bank PLC	USD	42,028	10/15/20	2.208%	CPI#	Maturity	(114,856)
Barclays Bank PLC	USD	25,607	10/15/20	2.210%	CPI#	Maturity	(71,221)
Citibank, NA	USD	30,570	10/17/20	2.220%	CPI#	Maturity	(86,909)
JPMorgan Chase Bank, NA	USD	50,936	8/30/20	2.210%	CPI#	Maturity	(205,371)

							$(1,151,548)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate market value of these securities amounted to $196,989,376 or 6.6% of net assets.

(c)	Non-income producing security.

(d)	Restricted and illiquid security.

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PORTFOLIO OF INVESTMENTS (continued)

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
California School Finance Authority (Tri-Valley Learning Corp.) Series 2012A 7.00%, 06/01/47	9/07/12	$730,000	$543,850	0.02%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 07/01/39	11/22/13	1,973,785	27	0.00%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 07/01/23	7/31/14	868,863	13	0.00%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 07/01/38	5/08/13	2,233,409	654,000	0.02%

(e)	Defaulted.

(f)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(g)	Illiquid security.

(h)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(i)	When-Issued or delayed delivery security.

(j)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2018 and the aggregate market value of these securities amounted to $4,850,000 or 0.16% of net assets.

(k)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2018.

(l)	Fair valued by the Adviser.

(m)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.16% of net assets as of October 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 11/28/18	1/12/18	$2,205,000	$2,205,000	0.07%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 11/28/18	4/24/17	900,000	900,000	0.03%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 11/28/18	6/15/16	865,000	865,000	0.03%

abfunds.com	AB MUNICIPAL INCOME SHARES | 57

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 11/28/18	11/17/17	$550,000	$550,000	0.02%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 11/28/18	7/13/17	445,000	445,000	0.01%

As of October 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.3% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

COP – Certificate of Participation

ETM – Escrowed to Maturity

GO – General Obligation

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

SD – School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

58 | AB MUNICIPAL INCOME SHARES	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2018 (unaudited)

Assets
Investments in securities, at value (cost $3,016,602,994)	$2,981,501,338
Cash collateral due from broker	6,969,248
Interest receivable	42,221,210
Receivable for shares of beneficial interest sold	7,782,290
Affiliated dividends receivable	7,556
Receivable due from Adviser	1,541

Total assets	3,038,483,183

Liabilities
Due to custodian	6,010,124
Payable for shares of beneficial interest redeemed	10,113,428
Dividends payable	9,992,649
Payable for investment securities purchased	7,973,052
Payable for floating rate notes issued*	3,510,000
Unrealized depreciation on inflation swaps	1,151,548
Payable for variation margin on centrally cleared swaps	552,681
Other liabilities	6,183

Total liabilities	39,309,665

Net Assets	$2,999,173,518

Composition of Net Assets
Shares of beneficial interest, at par	$2,687
Additional paid-in capital	3,038,014,557
Accumulated loss	(38,843,726)

$2,999,173,518

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 268,729,996 common shares outstanding)	$11.16

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME SHARES | 59

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2018 (unaudited)

Investment Income
Interest	$56,224,949
Dividends—Affiliated issuers	233,514
Other income(a)	19,850	$56,478,313

Expenses
Interest expense	64,389

Total expenses		64,389

Net investment income		56,413,924

Realized and Unrealized Loss on Investment Transactions
Net realized loss on:
Investment transactions		(1,796,508)
Swaps		(79,268)
Net change in unrealized appreciation/depreciation of:
Investments		(40,641,369)
Swaps		(1,642,434)

Net loss on investment transactions		(44,159,579)

Net Increase in Net Assets from Operations		$12,254,345

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$56,413,924	$82,592,517
Net realized gain (loss) on investment transactions	(1,875,776)	1,111,601
Net change in unrealized appreciation/depreciation of investments	(42,283,803)	(2,817,276)

Net increase in net assets from operations	12,254,345	80,886,842
Distributions to Shareholders	(56,446,618)	(82,581,201)
Transactions in Shares of Beneficial Interest
Net increase	282,473,295	1,095,461,323

Total increase	238,281,022	1,093,766,964
Net Assets
Beginning of period	2,760,892,496	1,667,125,532

End of period	$2,999,173,518	$2,760,892,496

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME SHARES | 61

STATEMENT OF CASH FLOWS

For the Six Months Ended October 31, 2018 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$12,254,345
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(603,942,561)
Purchases of short-term investments	(392,109,920)
Proceeds from disposition of long-term investments	195,962,375
Proceeds from disposition of short-term investments	562,974,388
Net realized loss on investment transactions	1,875,776
Net change in unrealized appreciation/depreciation on investment transactions	42,283,803
Net accretion of bond discount and amortization of bond premium	10,536,612
Decrease in receivable for investments sold	20,000
Increase in interest receivable	(7,522,385)
Decrease in affiliated dividends receivable	5,937
Decrease in receivable due from Adviser	311
Decrease in cash collateral due from broker	2,120,405
Decrease in payable for investments purchased	(72,868,600)
Decrease in other liabilities	(1,287)
Payments for exchange-traded derivatives settlements	(1,062,971)

Total adjustments		(261,728,117)

Net cash provided by (used in) from operating activities		(249,473,772)
Cash flows from financing activities
Subscriptions in shares of beneficial interest, net	297,519,780
Increase in due to custodian	6,010,124
Cash dividends paid	(54,684,286)

Net cash provided by (used in) from financing activities		248,845,618

Net decrease in cash		(628,154)
Cash at beginning of period		628,154

Cash at end of period		$—

Supplemental disclosure of cash flow information
Interest expense paid during the period	$64,389

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the period.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in

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NOTES TO FINANCIAL STATEMENTS (continued)

accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

abfunds.com	AB MUNICIPAL INCOME SHARES | 65

NOTES TO FINANCIAL STATEMENTS (continued)

valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018:

	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds:
Arizona	$	– 0	–	$13,239,013		$2,129,110		$15,368,123
California		– 0	–	118,792,239		63,282,185		182,074,424
Colorado		– 0	–	11,550,228		11,630,570		23,180,798
District of Columbia		– 0	–	14,203,172		110,163		14,313,335
Florida		– 0	–	116,986,998		10,210,280		127,197,278
Illinois		– 0	–	317,602,183		17,723,949		335,326,132
Kentucky		– 0	–	35,623,058		7,936,013		43,559,071
Louisiana		– 0	–	58,080,644		2,264,423		60,345,067
Maryland		– 0	–	7,036,295		3,201,560		10,237,855
Massachusetts		– 0	–	24,130,037		13,070,041		37,200,078
Michigan		– 0	–	99,538,675		13,428,475		112,967,150
Missouri		– 0	–	20,189,326		16,272,624		36,461,950
Nevada		– 0	–	40,075,289		3,679,322		43,754,611
New Jersey		– 0	–	276,256,197		186,601		276,442,798
New York		– 0	–	156,557,040		4,961,982		161,519,022
North Carolina		– 0	–	16,318,806		11,321,035		27,639,841
North Dakota		– 0	–	10,443,925		12,097,384		22,541,309
Ohio		– 0	–	61,108,878		29,274,530		90,383,408
Oklahoma		– 0	–	– 0	–	1,184,366		1,184,366
Oregon		– 0	–	– 0	–	148,212		148,212
Pennsylvania		– 0	–	218,900,805		27,207,333		246,108,138
South Carolina		– 0	–	69,541,071		2,022,210		71,563,281
Tennessee		– 0	–	10,555,203		26,065,355		36,620,558
Texas		– 0	–	211,187,603		34,329,321		245,516,924
Utah		– 0	–	104,145		85,090		189,235
Vermont		– 0	–	2,726,621		208,590		2,935,211
Virginia		– 0	–	18,261,156		5,649,895		23,911,051
Washington		– 0	–	41,614,127		10,371,406		51,985,533
Wisconsin		– 0	–	37,143,903		23,596,501		60,740,404
Other		– 0	–	615,121,175		– 0	–	615,121,175
Short-Term Investments		– 0	–	– 0	–	4,965,000		4,965,000
Liabilities:
Floating Rate Notes(a)		(3,510,000)		– 0	–	– 0	–	(3,510,000)

Total Investments in Securities		(3,510,000)		2,622,887,812		358,613,526		2,977,991,338

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NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1			Level 2	Level 3			Total
Other Financial Instruments(b):
Assets:
Centrally Cleared Interest Rate Swaps	$	– 0	–	$355,352	$	– 0	–	$355,352	(c)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(1,317,968)		– 0	–	(1,317,968	)(c)
Inflation (CPI) Swaps		– 0	–	(1,151,548)		– 0	–	(1,151,548)

Total(d)		$(3,510,000)		$2,620,773,648		$358,613,526		$2,975,877,174

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(d)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds	Short-Term Investments			Total
Balance as of 4/30/18	$233,327,052		$4,965,000		$238,292,052
Accrued discounts/(premiums)	231,841		– 0	–	231,841
Realized gain (loss)	(164,291)		– 0	–	(164,291)
Change in unrealized appreciation/depreciation	(5,014,506)		– 0	–	(5,014,506)
Purchases	138,242,142		– 0	–	138,242,142
Sales	(25,974,744)		– 0	–	(25,974,744)
Transfers in to Level 3	15,041,954		– 0	–	15,041,954
Transfers out of Level 3	(2,040,922)		– 0	–	(2,040,922)

Balance as of 10/31/18	$353,648,526		$4,965,000		$358,613,526 (a)

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18(b)	$(5,407,346)	$	– 0	–	$(5,407,346)

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

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The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2018. Securities priced by third party vendors are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/18	Valuation Technique	Unobservable Input	Input
Short-Term Investments	$4,965,000	Capital Recovery	Recovery Rate	100% / N/A

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Recovery Rate in isolation would be expected to result in a significantly higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

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In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and

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expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and

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hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018 meeting, shareholders approved the new and future investment advisory agreement.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2018, such reimbursement amounted to $19,850.

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A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2018 is as follows:

Fund	Market Value 4/30/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/18 (000)			Dividend Income (000)
Government Money Market Portfolio	$30,264	$392,110	$422,374	$	– 0	–	$234

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$603,942,561		$195,961,089
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$34,933,918
Gross unrealized depreciation	(72,149,738)

Net unrealized depreciation	$(37,215,820)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective

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swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal

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to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2018, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

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During the six months ended October 31, 2018, the Fund held inflation (CPI) swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended October 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$355,352	*	Receivable/Payable for variation margin on centrally cleared swaps	$1,317,968	*

Interest rate contracts				Unrealized depreciation on inflation swaps	1,151,548

Total		$355,352			$2,469,516

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(79,268)	$(1,642,434)

Total		$(79,268)	$(1,642,434)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2018:

Inflation Swaps:
Average notional amount	$216,400,333	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$299,460,000

(a)	Positions were open for three months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$859,268	$	– 0	–	$(690,000)		$	– 0	–	$169,268
Citibank, NA	86,909		– 0	–	– 0	–		– 0	–	86,909
JPMorgan Chase Bank, NA	205,371		– 0	–	– 0	–		– 0	–	205,371

Total	$1,151,548	$	– 0	–	$(690,000)		$	– 0	–	$461,548	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018

Shares sold	51,337,242	126,009,527	$583,426,315	$1,442,789,580

Shares redeemed	(26,531,129)	(30,300,300)	(300,953,020)	(347,328,257)

Net increase	24,806,113	95,709,227	$282,473,295	$1,095,461,323

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

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The Fund may invest in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline

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as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk—Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the six months ended October 31, 2018.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2019 will be determined at the end of the current fiscal year. The tax

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character of distributions paid during the fiscal years ended April 30, 2018 and April 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$1,215,893	$640,741

Total taxable distributions	1,215,893	640,741
Tax-exempt distributions	81,365,308	53,474,698

Total distributions paid	$82,581,201	$54,115,439

As of April 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$9,946,498
Accumulated capital and other losses	(798,131	)(a)
Unrealized appreciation/(depreciation)	5,058,059	(b)

Total accumulated earnings/(deficit)	$14,206,426	(c)

(a)

As of April 30, 2018, the Fund had a net capital loss carryforward of $798,131. During the fiscal year, the Fund utilized $1,100,335 of capital loss carry forwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of tender option bonds.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2018, the Fund had a net short-term capital loss carryforward of $798,131, which may be carried forward for an indentified period.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with

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NOTES TO FINANCIAL STATEMENTS (continued)

U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2018, the amount of the Fund’s Floating Rate Notes outstanding was $3,510,000 and the related interest rate was 1.61% to 1.67%. For the six months ended October 31, 2018, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $3,510,000 and 2.20%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

The final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) were issued on December 10, 2013. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs, such as the Fund’s TOB transactions (as such programs were then previously or are presently structured), and (ii) continuing certain relationships with or certain services for residual interest bond programs. As a result, such residual interest bond trusts need to be restructured or unwound. The effects of the Volcker Rule may make it more difficult for the Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage. Banking entities subject to the Volcker Rule were required to comply by July 21, 2015 for TOBs established after December 31, 2013, and by July 21, 2017 for TOBs established prior to December 31, 2013.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods

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NOTES TO FINANCIAL STATEMENTS (continued)

within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules simplifies certain disclosure requirements on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 11.32	$ 11.25	$ 11.59	$ 11.14	$ 10.64	$ 11.22

Income From Investment Operations
Net investment income(a)	.22	.44	.44	.48	.51	.52
Net realized and unrealized gain (loss) on investment transactions	(.16)	.07	(.34)	.46	.51	(.59)

Net increase (decrease) in net asset value from operations	.06	.51	.10	.94	1.02	(.07)

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.44)	(.44)	(.49)	(.52)	(.51)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Total dividends and distributions	(.22)	(.44)	(.44)	(.49)	(.52)	(.51)

Net asset value, end of period	$ 11.16	$ 11.32	$ 11.25	$ 11.59	$ 11.14	$ 10.64

Total Return
Total investment return based on net asset value(c)	.50%	4.55%	.87%	8.69%	9.73%	(.28)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,999,174	$2,760,892	$1,667,126	$1,112,540	$634,667	$381,668
Ratio to average net assets of:
Expenses(d)	.00	%(e)^	.01%	.00	%(e)	.01%	.01%	.01%
Net investment income	3.82	%^	3.82%	3.85%	4.25%	4.62%	5.03%
Portfolio turnover rate	7%	19%	23%	8%	10%	29%

See footnote summary on page 84.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios, excluding interest expense are .00%, .00%, .00%, .00%, .00% and .00%, respectively.

(e)	Amount is less than .005%.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1)(3) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Robert “Guy” B. Davidson III(2), Vice President Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,
Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Municipal Bond Investment Team. Messrs. Davidson III, Hults and Norton are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

3	Mr. Foulk is expected to retire on or about December 31, 2018.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Corporate Shares (“ACS”) in respect of AB Municipal Income Shares (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of

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services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service

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provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the

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substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in

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respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Income Shares (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated,

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extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement,

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including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate paid by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees paid by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

abfunds.com	AB MUNICIPAL INCOME SHARES | 95

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

Since the Fund does not bear ordinary expenses, the directors did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

96 | AB MUNICIPAL INCOME SHARES	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB MUNICIPAL INCOME SHARES | 97

NOTES

98 | AB MUNICIPAL INCOME SHARES	abfunds.com

NOTES

abfunds.com	AB MUNICIPAL INCOME SHARES | 99

NOTES

100 | AB MUNICIPAL INCOME SHARES	abfunds.com

AB MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MIS-0152-1018

OCT    10.31.18

SEMI-ANNUAL REPORT

AB TAXABLE MULTI-SECTOR INCOME SHARES

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you Invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Taxable Multi-Sector Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 11, 2018

This report provides management’s discussion of fund performance for AB Taxable Multi-Sector Income Shares for the semi-annual reporting period ended October 31, 2018. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to generate income and price appreciation.

NAV RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	6 Months	12 Months
AB TAXABLE MULTI-SECTOR INCOME SHARES	1.20%	0.96%
Bloomberg Barclays US Aggregate ex-Government Bond Index	-0.22%	-2.14%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate ex-Government Bond Index, for the six- and 12-month periods ended October 31, 2018.

During the six-month period, the Fund outperformed the benchmark. The Fund’s shorter-than-benchmark duration contributed to relative performance, as yields moved higher across the curve during the period. An underweight in five-year maturities, where yields rose the least, took back some of these gains. Security decisions also added to returns, helped most by selection within commercial mortgage-backed securities (“CMBS”), while selection within the other finance sector detracted. Industry allocation, particularly an overweight in banking, was positive.

During the 12-month period, the Fund outperformed the benchmark. As yields moved higher across the curve, the Fund’s shorter-than-benchmark duration contributed to performance. An overweight along the short end of the curve, where yields rose the most, partially offset some of these gains. Security selection also added to returns, particularly within CMBS, consumer non-cyclicals and banking; however, selection in the other finance sector was negative. Industry allocation detracted during the period, mostly because of an overweight position in the automotive sector.

The Fund utilized derivatives in the form of interest rate swaps for hedging purposes and credit default swaps for investment purposes, which had an immaterial impact on absolute returns during both periods.

2 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets had mixed performance during the six-month period, as volatility spiked in the latter part of the period on tighter monetary policy and the onset of a global trade war. Developed-market treasuries rallied, outperforming the negative returns of investment-grade securities, emerging-market local-currency government bonds and global high yield. A stronger US dollar, slowing Chinese growth, the global trade war and a hawkish US Federal Reserve (the “Fed”) weighed on emerging markets. Developed-market yield curves moved in different directions (bond yields move inversely to price).

The Fed raised interest rates twice in the period, while the European Central Bank started to scale back asset purchases but updated forward guidance to say that it would not change its policy rate until summer 2019 at the earliest. The Bank of Japan tweaked its monetary policy, holding rates and yields steady, but widening the band around 10-year yields, potentially allowing them to move higher. US yields rose dramatically, with the 10- and 30-year Treasury yields soaring to multiyear highs, on the back of higher inflation forecasts, the Fed’s expected rate hike path and a robust US labor market. The US administration announced tariffs on imports from China, the European Union, Mexico and Canada, all of which reciprocated with tariffs on the US, triggering a global trade war. An upsurge in geopolitical uncertainty, including governmental turmoil in Italy, sparked a flight to quality.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates, but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and US and non-US government securities. The Fund may invest up to 50% of its assets in below investment-grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

(continued on next page)

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 3

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-US dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

4 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate ex-Government Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays US Aggregate ex-Government Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2018 (unaudited)

NAV Returns
1 Year	0.96%
5 Years	1.36%
Since Inception[1]	2.06%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

NAV Returns
1 Year	0.79%
5 Years	1.40%
Since Inception[1]	2.07%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/15/2010.

8 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,012.00	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 9

PORTFOLIO SUMMARY

October 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $148.0

1

All data are as of October 31, 2018. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2018 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 69.0%
Industrial – 34.3%
Basic – 1.5%
Dow Chemical Co. (The) 4.25%, 11/15/20	$7	$7,093
8.55%, 5/15/19	475	488,571
Glencore Finance Canada Ltd. 4.95%, 11/15/21(a)	505	518,746
Glencore Funding LLC 3.00%, 10/27/22(a)	225	215,534
Packaging Corp. of America 2.45%, 12/15/20	1,010	988,467

		2,218,411

Capital Goods – 4.7%
Caterpillar Financial Services Corp. 1.90%, 3/22/19	115	114,619
2.10%, 1/10/20	435	429,932
Series G 1.85%, 9/04/20	315	307,286
Emerson Electric Co. 5.00%, 4/15/19	504	508,526
General Dynamics Corp. 3.00%, 5/11/21	1,000	993,130
General Electric Co. Series G 6.00%, 8/07/19	470	479,358
Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 2/21/21	1,015	1,000,739
John Deere Capital Corp. 1.25%, 10/09/19	435	428,084
1.95%, 6/22/20	100	98,184
Northrop Grumman Corp. 2.08%, 10/15/20	1,000	975,870
Rockwell Collins, Inc. 1.95%, 7/15/19	830	823,650
United Technologies Corp. 1.50%, 11/01/19	525	516,658
4.50%, 4/15/20	300	304,815

		6,980,851

Communications - Media – 0.2%
21st Century Fox America, Inc. 4.50%, 2/15/21	105	107,098
Comcast Corp. 5.15%, 3/01/20	78	79,955
RELX Capital, Inc. 8.625%, 1/15/19	25	25,275

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Time Warner Cable LLC 4.00%, 9/01/21	$5	$5,008
8.75%, 2/14/19	40	40,627

		257,963

Communications - Telecommunications – 0.8%
AT&T, Inc. 3.514% (LIBOR 3 Month + 1.18%), 6/12/24(b)	610	611,617
Deutsche Telekom International Finance BV 1.50%, 9/19/19(a)	560	551,667
Telefonica Emisiones SAU 5.462%, 2/16/21	45	46,801

		1,210,085

Consumer Cyclical - Automotive – 4.4%
BMW US Capital LLC 3.40%, 8/13/21(a)	1,065	1,061,028
Daimler Finance North America LLC 2.45%, 5/18/20(a)	1,000	984,750
Ford Motor Credit Co. LLC 2.425%, 6/12/20	400	389,720
3.336%, 3/18/21	325	317,275
5.875%, 8/02/21	210	217,108
General Motors Co. 3.39% (LIBOR 3 Month + 0.80%), 8/07/20(b)	125	125,177
General Motors Financial Co., Inc. 2.40%, 5/09/19	315	313,800
2.45%, 11/06/20	220	214,036
3.10%, 1/15/19	270	270,008
3.15%, 1/15/20	100	99,540
Harley-Davidson Financial Services, Inc. 3.55%, 5/21/21(a)	1,025	1,018,840
Nissan Motor Acceptance Corp. 1.55%, 9/13/19(a)	560	552,154
2.15%, 9/28/20(a)	455	443,698
Toyota Motor Credit Corp. Series G 2.20%, 1/10/20	500	495,295

		6,502,429

Consumer Cyclical - Other – 0.7%
DR Horton, Inc. 2.55%, 12/01/20	1,000	976,020

Consumer Cyclical - Restaurants – 0.3%
Starbucks Corp. 2.20%, 11/22/20	477	466,697

12 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.7%
Walmart, Inc. 3.125%, 6/23/21	$1,015	$1,014,543

Consumer Non-Cyclical – 11.8%
AbbVie, Inc. 2.50%, 5/14/20	17	16,784
3.375%, 11/14/21	1,000	994,770
Allergan Funding SCS 2.45%, 6/15/19	210	209,349
3.00%, 3/12/20	610	607,737
Altria Group, Inc. 2.625%, 1/14/20	120	119,168
Amgen, Inc. 5.70%, 2/01/19	790	795,451
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21	579	567,611
Baxalta, Inc. 3.60%, 6/23/22	23	22,849
Becton Dickinson and Co. 2.133%, 6/06/19	100	99,363
2.675%, 12/15/19	783	777,496
Biogen, Inc. 3.625%, 9/15/22	54	53,880
Celgene Corp. 2.875%, 2/19/21	480	472,910
Conagra Brands, Inc. 2.908% (LIBOR 3 Month + 0.50%), 10/09/20(b)	1,000	997,300
Constellation Brands, Inc. 2.00%, 11/07/19	1,055	1,041,158
CVS Health Corp. 3.35%, 3/09/21	753	749,228
Gilead Sciences, Inc. 2.55%, 9/01/20	1,000	988,120
Kellogg Co. 3.25%, 5/14/21	1,000	993,580
Kraft Heinz Foods Co. 2.80%, 7/02/20	95	94,029
Kroger Co. (The) 2.00%, 1/15/19	385	384,307
6.15%, 1/15/20	150	154,865
Laboratory Corp. of America Holdings 2.625%, 2/01/20	430	426,220
Medtronic, Inc. 3.15%, 3/15/22	100	98,855

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Molson Coors Brewing Co. 1.45%, 7/15/19	$456	$450,606
2.25%, 3/15/20	375	368,816
Mylan NV 2.50%, 6/07/19	366	364,265
PepsiCo, Inc. 2.00%, 4/15/21	1,000	972,380
Philip Morris International, Inc. 1.875%, 11/01/19	1,055	1,042,804
Reynolds American, Inc. 4.00%, 6/12/22	100	100,290
6.875%, 5/01/20	1,000	1,049,030
Stryker Corp. 2.00%, 3/08/19	560	558,208
Tyson Foods, Inc. 2.25%, 8/23/21	210	202,104
2.65%, 8/15/19	158	157,469
2.871% (LIBOR 3 Month + 0.55%), 6/02/20(b)	475	476,093
4.50%, 6/15/22	30	30,664
Zimmer Biomet Holdings, Inc. 3.089% (LIBOR 3 Month + 0.75%), 3/19/21(b)	1,055	1,055,327

		17,493,086

Energy – 4.0%
BP Capital Markets PLC 1.676%, 5/03/19	565	561,423
1.768%, 9/19/19	350	346,237
Energy Transfer Partners LP 4.65%, 6/01/21	10	10,178
Enterprise Products Operating LLC 2.85%, 4/15/21	410	403,444
5.20%, 9/01/20	55	56,679
Kinder Morgan Energy Partners LP 2.65%, 2/01/19	385	384,627
3.95%, 9/01/22	99	99,214
4.15%, 3/01/22	37	37,336
5.30%, 9/15/20	5	5,149
Kinder Morgan, Inc./DE 3.05%, 12/01/19	435	433,451
Marathon Petroleum Corp. 5.125%, 3/01/21	48	49,515
ONEOK, Inc. 4.25%, 2/01/22	92	92,706
Phillips 66 4.30%, 4/01/22	90	91,779
Schlumberger Finance Canada Ltd. 2.20%, 11/20/20(a)	1,000	975,780

14 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Schlumberger Holdings Corp. 3.00%, 12/21/20(a)	$85	$84,191
Shell International Finance BV 1.375%, 9/12/19	560	552,709
TransCanada PipeLines Ltd. 9.875%, 1/01/21	1,000	1,128,100
Williams Cos., Inc. (The) 4.125%, 11/15/20	574	578,018

		5,890,536

Services – 0.5%
eBay, Inc. 2.15%, 6/05/20	830	815,110

Technology – 2.9%
Analog Devices, Inc. 2.95%, 1/12/21	1,055	1,042,213
Baidu, Inc. 2.875%, 7/06/22	375	359,687
Broadcom Corp./Broadcom Cayman Finance Ltd. 2.20%, 1/15/21	200	193,170
2.375%, 1/15/20	795	786,136
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(a)	605	599,077
3.60%, 10/15/20	75	75,147
HP, Inc. 3.75%, 12/01/20	8	8,049
Lam Research Corp. 2.80%, 6/15/21	483	473,094
VMware, Inc. 2.30%, 8/21/20	800	781,128

		4,317,701

Transportation - Railroads – 0.7%
Union Pacific Corp. 3.20%, 6/08/21	1,040	1,036,911

Transportation - Services – 1.1%
Ryder System, Inc. 3.45%, 11/15/21	500	496,440
3.50%, 6/01/21	100	99,525
United Parcel Service, Inc. 2.05%, 4/01/21	1,050	1,020,464

		1,616,429

		50,796,772

Financial Institutions – 29.3%
Banking – 22.8%
ABN AMRO Bank NV 1.80%, 9/20/19(a)	495	489,332

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

American Express Co. 2.20%, 10/30/20	$200	$195,344
American Express Credit Corp. 2.375%, 5/26/20	1,500	1,479,075
Bank of America Corp. 3.023% (LIBOR 3 Month + 0.65%), 6/25/22(b)	785	785,659
5.00%, 5/13/21	30	31,063
5.875%, 1/05/21	40	42,166
Series G 2.369%, 7/21/21	500	490,395
Bank of Nova Scotia (The) 4.375%, 1/13/21	1,000	1,021,490
BB&T Corp. 2.15%, 2/01/21	200	194,760
3.20%, 9/03/21	830	824,688
BNP Paribas SA 2.375%, 5/21/20	1,000	986,510
BPCE SA 2.65%, 2/03/21	1,000	980,250
Canadian Imperial Bank of Commerce 2.10%, 10/05/20	1,000	977,050
Capital One Financial Corp. 2.40%, 10/30/20	220	214,823
2.45%, 4/24/19	140	139,681
2.50%, 5/12/20	230	226,642
4.75%, 7/15/21	20	20,567
Capital One NA 1.85%, 9/13/19	425	420,027
Citibank NA 2.125%, 10/20/20	300	292,854
3.40%, 7/23/21	1,115	1,109,615
Commonwealth Bank of Australia 2.25%, 3/10/20(a)	1,000	986,260
Danske Bank A/S 2.80%, 3/10/21(a)	1,070	1,040,575
Discover Bank 3.10%, 6/04/20	255	252,917
Fifth Third Bancorp 3.50%, 3/15/22	53	52,614
Fifth Third Bank/Cincinnati OH 2.20%, 10/30/20	1,750	1,711,412
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21	48	46,181
2.60%, 4/23/20	200	197,930
5.75%, 1/24/22	195	206,043
Series D 6.00%, 6/15/20	40	41,585

16 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

HSBC Bank USA NA 4.875%, 8/24/20	$1,000	$1,023,250
HSBC Holdings PLC 4.00%, 3/30/22	150	151,365
5.10%, 4/05/21	65	67,225
JPMorgan Chase & Co. 2.20%, 10/22/19	250	247,733
4.40%, 7/22/20	365	371,216
4.50%, 1/24/22	95	97,600
6.30%, 4/23/19	535	543,576
KeyBank NA/Cleveland OH 3.35%, 6/15/21	1,020	1,016,879
Lloyds Banking Group PLC 3.10%, 7/06/21	585	575,026
Manufacturers & Traders Trust Co. 2.05%, 8/17/20	355	347,144
2.30%, 1/30/19	475	474,496
Mitsubishi UFJ Financial Group, Inc. 2.95%, 3/01/21	215	212,115
3.535%, 7/26/21	850	849,014
Mizuho Financial Group, Inc. 2.632%, 4/12/21(a)	220	214,757
Morgan Stanley 5.625%, 9/23/19	350	357,182
Series G 2.45%, 2/01/19	900	898,947
5.50%, 7/28/21	102	106,789
PNC Bank NA 2.30%, 6/01/20	250	246,165
2.45%, 11/05/20	250	245,520
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20	30	30,691
Regions Bank/Birmingham AL 3.374%, 8/13/21	1,165	1,159,455
Royal Bank of Canada 2.15%, 10/26/20	1,025	1,002,481
Santander UK PLC 3.40%, 6/01/21	1,025	1,018,471
SunTrust Bank/Atlanta GA 3.525%, 10/26/21	1,125	1,124,944
Synchrony Bank 3.65%, 5/24/21	1,025	1,012,075
Toronto-Dominion Bank (The) 3.25%, 6/11/21	1,040	1,037,026
US Bank NA/Cincinnati OH 2.05%, 10/23/20	440	429,462
3.15%, 4/26/21	550	547,629

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wells Fargo Bank NA 2.60%, 1/15/21	$325	$318,588
3.325%, 7/23/21	1,185	1,181,066
Westpac Banking Corp. 2.15%, 3/06/20	388	382,424
Zions Bancorp NA 3.50%, 8/27/21	1,055	1,046,782

		33,794,601

Finance – 1.5%
AIG Global Funding 2.15%, 7/02/20(a)	560	548,139
3.35%, 6/25/21(a)	600	596,094
Air Lease Corp. 2.50%, 3/01/21	1,015	988,681

		2,132,914

Insurance – 3.6%
Anthem, Inc. 2.50%, 11/21/20	1,070	1,048,108
Halfmoon Parent, Inc. 3.40%, 9/17/21(a)	1,015	1,007,875
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20	3	3,086
Metropolitan Life Global Funding I 2.05%, 6/12/20(a)	520	509,969
New York Life Global Funding 1.95%, 9/28/20(a)	1,000	976,420
Pricoa Global Funding I 1.45%, 9/13/19(a)	560	552,328
Prudential Financial, Inc. 4.50%, 11/15/20	85	86,964
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)	105	104,809
UnitedHealth Group, Inc. 1.95%, 10/15/20	465	454,189
3.15%, 6/15/21	555	552,613

		5,296,361

REITS – 1.4%
American Tower Corp. 2.80%, 6/01/20	440	435,415
3.40%, 2/15/19	1,000	1,000,570
Healthcare Trust of America Holdings LP 2.95%, 7/01/22	110	106,195
Simon Property Group LP 2.50%, 9/01/20	560	552,211

		2,094,391

		43,318,267

18 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Utility – 5.4%
Electric – 5.4%
American Electric Power Co., Inc. 2.15%, 11/13/20	$1,050	$1,023,834
Berkshire Hathaway Energy Co. 2.375%, 1/15/21	650	636,629
Dominion Energy, Inc. Series A 1.875%, 1/15/19	105	104,767
Series B 1.60%, 8/15/19	565	558,423
Duke Energy Florida LLC 2.10%, 12/15/19	625	620,919
Edison International 2.125%, 4/15/20	555	544,094
Entergy Corp. 4.00%, 7/15/22	78	78,482
Exelon Corp. 2.45%, 4/15/21	548	532,651
2.85%, 6/15/20	145	143,369
Exelon Generation Co. LLC 2.95%, 1/15/20	604	599,995
National Rural Utilities Cooperative Finance Corp. 1.65%, 2/08/19	560	558,275
2.90%, 3/15/21	453	447,872
NextEra Energy Capital Holdings, Inc. 2.80%, 1/15/23	600	577,314
Pinnacle West Capital Corp. 2.25%, 11/30/20	1,000	974,160
Southern Co. (The) 1.85%, 7/01/19	520	515,554
TECO Finance, Inc. 5.15%, 3/15/20	10	10,195

		7,926,533

Total Corporates – Investment Grade (cost $103,293,994)		102,041,572

ASSET-BACKED SECURITIES – 14.1%
Autos - Fixed Rate – 7.0%
Ally Auto Receivables Trust Series 2016-2, Class A4 1.60%, 1/15/21	1,000	991,506
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20	430	428,292
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)	123	123,324

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CarMax Auto Owner Trust Series 2017-4, Class A3 2.11%, 10/17/22	$1,350	$1,326,727
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(a)	4	3,592
Exeter Automobile Receivables Trust Series 2016-3A, Class A 1.84%, 11/16/20(a)	1	1,369
Series 2017-2A, Class A 2.11%, 6/15/21(a)	10	10,286
Fifth Third Auto Trust Series 2017-1, Class A2A 1.59%, 4/15/20	127	126,570
Flagship Credit Auto Trust Series 2016-4, Class A2 1.96%, 2/16/21(a)	64	63,429
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)	268	266,104
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22	94	92,570
Series 2017-1, Class A1 2.07%, 5/15/22	175	171,893
Series 2017-2, Class A1 2.16%, 9/15/22	1,000	980,589
GM Financial Automobile Leasing Trust Series 2017-3, Class A3 2.01%, 11/20/20	1,000	991,399
GM Financial Consumer Automobile Receivables Trust Series 2017-3A, Class A3 1.97%, 5/16/22(a)	1,350	1,327,534
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1 1.96%, 5/17/21(a)	100	99,505
Hertz Vehicle Financing II LP Series 2016-1A, Class A 2.32%, 3/25/20(a)	1,100	1,097,089
Honda Auto Receivables Owner Trust Series 2017-3, Class A4 1.98%, 11/20/23	400	388,817
Nissan Auto Lease Trust Series 2017-B, Class A2A 1.83%, 12/16/19	942	938,165

20 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

USAA Auto Owner Trust Series 2017-1, Class A4 1.88%, 9/15/22	$1,000	$980,825

		10,409,585

Credit Cards - Fixed Rate – 4.1%
Cabela’s Credit Card Master Note Trust Series 2013-1A, Class A 2.71%, 2/17/26(a)	120	115,419
Chase Issuance Trust Series 2014-A2, Class A2 2.77%, 3/15/23	105	103,968
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	120	119,881
Synchrony Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22	2,084	2,078,517
World Financial Network Credit Card Master Trust Series 2017-B, Class A 1.98%, 6/15/23	1,000	991,834
Series 2017-C, Class A 2.31%, 8/15/24	1,400	1,371,427
Series 2018-B, Class A 3.46%, 7/15/25	1,350	1,347,061

		6,128,107

Other ABS - Fixed Rate – 3.0%
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21	554	552,405
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/20(a)(c)	67	66,463
SoFi Consumer Loan Program LLC Series 2016-3, Class A 3.05%, 12/26/25(a)(c)	86	85,933
Series 2017-2, Class A 3.28%, 2/25/26(a)(c)	429	428,108
Series 2017-5, Class A2 2.78%, 9/25/26(a)(c)	1,000	981,455
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 8/25/27(a)(c)	1,000	1,001,133
Verizon Owner Trust Series 2017-3A, Class A1A 2.06%, 4/20/22(a)(c)	1,260	1,239,910

		4,355,407

Total Asset-Backed Securities (cost $21,117,531)		20,893,099

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 10.3%
United States – 10.3%
U.S. Treasury Notes 2.00%, 2/28/21 (cost $15,203,711)	$15,500	$15,185,156

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.1%
Non-Agency Floating Rate CMBS – 2.4%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.28% (LIBOR 1 Month + 1.00%), 11/15/33(a)(b)(c)	1,000	1,011,290
BX Trust Series 2017-IMC, Class A 3.33% (LIBOR 1 Month + 1.05%), 10/15/32(a)(b)	1,000	999,996
Invitation Homes Trust Series 2018-SFR4, Class A 3.35% (LIBOR 1 Month + 1.10%), 1/17/38(a)(b)(c)	354	354,319
Starwood Retail Property Trust Series 2014-STAR, Class A 3.50% (LIBOR 1 Month + 1.22%), 11/15/27(a)(b)	1,003	1,003,798
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A 3.63% (LIBOR 1 Month + 1.35%), 6/15/29(a)(b)	128	128,037

		3,497,440

Non-Agency Fixed Rate CMBS – 1.6%
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class A2 2.962%, 11/10/46	236	235,494
Series 2015-GC29, Class A2 2.674%, 4/10/48	961	951,942
Commercial Mortgage Trust Series 2014-LC15, Class A2 2.84%, 4/10/47	433	433,036
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)	522	507,410
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C13, Class A2 2.665%, 1/15/46	98	97,978
Series 2013-C16, Class A2 3.07%, 12/15/46	40	39,733

22 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(a)	$100	$95,996

		2,361,589

Agency CMBS – 0.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K021, Class A1 1.603%, 1/25/22	90	88,194
Series K025, Class A1 1.875%, 4/25/22	143	140,074

		228,268

Total Commercial Mortgage-Backed Securities (cost $6,142,461)		6,087,297

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 2.4%
United States – 2.4%
Chicago Housing Authority Series 2018B 3.324%, 1/01/22	1,000	998,130
County of Tulare CA Series 2018 2.691%, 6/01/19	500	499,410
Regional Transportation Authority Series 2018A 3.013%, 5/29/20	1,000	997,330
State of Connecticut Series 2018A 3.75%, 9/15/20	1,100	1,103,267

Total Local Governments – US Municipal Bonds (cost $3,611,848)		3,598,137

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.6%
Risk Share Floating Rate – 1.3%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.631% (LIBOR 1 Month + 1.35%), 8/25/28(a)(b)	800	803,313
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C01, Class 1M2 9.031% (LIBOR 1 Month + 6.75%), 8/25/28(b)	560	672,479

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016-C02, Class 1M1 4.431% (LIBOR 1 Month + 2.15%), 9/25/28(b)	$183	$183,955
Series 2016-C03, Class 1M1 4.281% (LIBOR 1 Month + 2.00%), 10/25/28(b)	268	270,286

		1,930,033

Agency Fixed Rate – 0.3%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class LD 1.75%, 1/15/27	352	335,060
Series 4459, Class CA 5.00%, 12/15/34	93	96,317

		431,377

Total Collateralized Mortgage Obligations (cost $2,378,041)		2,361,410

Total Investments – 101.5% (cost $151,747,586)		150,166,671
Other assets less liabilities – (1.5)%		(2,208,977)

Net Assets – 100.0%		$147,957,694

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD 14,000	3/15/20	3 Month LIBOR	2.588%	Quarterly/ Semi-Annual	$(71,718)	$	– 0	–	$(71,718)
USD 6,270	6/15/20	3 Month LIBOR	2.820%	Quarterly/ Semi-Annual	27,164		– 0	–	27,164

					$(44,554)	$	– 0	–	$(44,554)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc. CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.42%	USD	32	$(4,436)	$(3,279)	$(1,157)

24 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.42%	USD	335	$(46,436)	$(33,790)	$(12,646)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	18	(2,495)	(1,861)	(634)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	224	(31,050)	(23,190)	(7,860)
Goldman Sachs International CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	291	(40,338)	(28,490)	(11,848)

						$(124,755)	$(90,610)	$(34,145)

*	Termination date

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate market value of these securities amounted to $25,846,835 or 17.5% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2018.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

Glossary:

ABS – Asset-Backed Securities

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 25

STATEMENT OF ASSETS & LIABILITIES

October 31, 2018 (unaudited)

Assets
Investments in securities, at value (cost $151,747,586)	$150,166,671
Cash collateral due from broker	74,967
Unaffiliated interest receivable	918,829
Receivable for shares of beneficial interest sold	70,802
Affiliated dividends receivable	1,427
Receivable due from Adviser	195

Total assets	151,232,891

Liabilities
Due to custodian	2,255,226
Payable for investment securities purchased	354,319
Dividends payable	343,478
Payable for shares of beneficial interest redeemed	187,463
Market value on credit default swaps (net premiums received $90,610)	124,755
Payable for variation margin on centrally cleared swaps	9,956

Total liabilities	3,275,197

Net Assets	$147,957,694

Composition of Net Assets
Shares of beneficial interest, at par	$153
Additional paid-in capital	150,843,609
Accumulated loss	(2,886,068)

$147,957,694

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 15,273,392 common shares outstanding)	$9.69

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended October 31, 2018 (unaudited)

Investment Income
Interest	$1,742,768
Dividends—Affiliated issuers	15,318
Other income(a)	2,573

Total investment income		$1,760,659

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(119,237)
Swaps		116,666
Net change in unrealized appreciation/depreciation of:
Investments		28,325
Swaps		(126,372)

Net loss on investment transactions		(100,618)

Net Increase in Net Assets from Operations		$1,660,041

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,760,659	$2,399,094
Net realized loss on investment transactions	(2,571)	(455,853)
Net change in unrealized appreciation/depreciation of investments	(98,047)	(1,648,717)

Net increase in net assets from operations	1,660,041	294,524
Distributions to Shareholders	(1,829,871)	(2,437,423)
Transactions in Shares of Beneficial Interest
Net increase	18,499,170	57,443,846

Total increase	18,329,340	55,300,947
Net Assets
Beginning of period	129,628,354	74,327,407

End of period	$147,957,694	$129,628,354

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Taxable Multi-Sector Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on

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NOTES TO FINANCIAL STATEMENTS (continued)

which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value

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NOTES TO FINANCIAL STATEMENTS (continued)

analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$102,041,572	$	– 0	–	$102,041,572
Asset-Backed Securities		– 0	–	17,090,097		3,803,002		20,893,099
Governments – Treasuries		– 0	–	15,185,156		– 0	–	15,185,156
Commercial Mortgage-Backed Securities		– 0	–	4,721,688		1,365,609		6,087,297
Local Governments – US Municipal Bonds		– 0	–	3,598,137		– 0	–	3,598,137
Collateralized Mortgage Obligations		– 0	–	2,361,410		– 0	–	2,361,410

Total Investments in Securities		– 0	–	144,998,060		5,168,611		150,166,671
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	27,164		– 0	–	27,164	(b)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(71,718)		– 0	–	(71,718	)(b)
Credit Default Swaps		– 0	–	(124,755)		– 0	–	(124,755)

Total(c)	$	– 0	–	$144,828,751		$5,168,611		$149,997,362

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were no transfers between any levels during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset Backed Securities		Commercial Mortgage- Backed Securities		Total
Balance as of 4/30/18	$2,972,277		$1,003,944		$3,976,221
Accrued discounts/(premiums)	71		– 0	–	71
Realized gain (loss)	196		– 0	–	196
Change in unrealized appreciation/depreciation	(1,379)		7,346		5,967
Purchases	999,899		354,319		1,354,218
Sales	(168,062)		– 0	–	(168,062)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 10/31/18	$3,803,002		$1,365,609		$5,168,611

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18(a)	$(1,379)		$7,346		$5,967

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of October 31, 2018, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance

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NOTES TO FINANCIAL STATEMENTS (continued)

with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

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NOTES TO FINANCIAL STATEMENTS (continued)

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2018, such reimbursement amounted to $1,373.

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2018 is as follows:

Fund	Market Value 4/30/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/18 (000)			Dividend Income (000)
Government Money Market Portfolio	$748	$39,645	$40,393	$	– 0	–	$15

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding
U.S. government securities)	$28,843,951	$18,760,150
U.S. government securities	27,802,049	11,936,691

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$53,480
Gross unrealized depreciation	(1,713,094)

Net unrealized depreciation	$(1,659,614)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central

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NOTES TO FINANCIAL STATEMENTS (continued)

clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams

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NOTES TO FINANCIAL STATEMENTS (continued)

are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2018, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of October 31, 2018, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on

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NOTES TO FINANCIAL STATEMENTS (continued)

issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended October 31, 2018, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended October 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on centrally cleared swaps	$27,164	*	Receivable/ Payable for variation margin on centrally cleared swaps	$71,718	*

Credit contracts				Market value on credit default swaps	124,755

Total		$27,164			$196,473

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(16,097)	$(19,250)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	132,763	(107,122)

Total		$116,666	$(126,372)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2018:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$18,478,571
Credit Default Swaps:
Average notional amount of sale contracts	$1,575,143

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Citigroup Global Markets, Inc.	$4,436	$	– 0	–	$	– 0	–	$	– 0	–	$4,436
Credit Suisse International	79,981		– 0	–		– 0	–		– 0	–	79,981
Goldman Sachs International	40,338		– 0	–		– 0	–		– 0	–	40,338

Total	$124,755	$	– 0	–	$	– 0	–	$	– 0	–	$124,755	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018

Shares sold	5,492,933	12,845,768	$53,292,586	$126,261,013

Shares redeemed	(3,585,065)	(7,031,492)	(34,793,416)	(68,817,167)

Net increase	1,907,868	5,814,276	$18,499,170	$57,443,846

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include

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NOTES TO FINANCIAL STATEMENTS (continued)

“extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the six months ended October 31, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2018 and April 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$2,437,423	$3,408,557

Total distributions paid	$2,437,423	$3,408,557

As of April 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$194,531
Accumulated capital and other losses	(1,017,696	)(a)
Unrealized appreciation/(depreciation)	(1,642,009	)(b)

Total accumulated earnings/(deficit)	$(2,465,174	)(c)

(a)

As of April 30, 2018, the Fund had a net capital loss carryforward of $496,130. During the fiscal year, the Fund utilized $13,521 of capital loss carry forwards to offset current year net realized gains. As of April 30, 2018, the Fund had a post-October short term capital loss deferral of $474,912 and a post-October long term capital loss deferral of $46,654.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2018, the Fund had a net short-term capital loss carryforward of $496,130, which may be carried forward for an indefinite period.

NOTE H

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules simplifies certain disclosure requirements on the financial statements.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 9.70		$ 9.84	$ 9.91	$ 9.97	$ 9.97	$ 9.97

Income From Investment Operations
Net investment income(a)	.12		.20	.17	.14	.09	.10
Net realized and unrealized gain (loss) on investment transactions	(.00	)(b)	(.14)	(.01)	(.02 )†	.03	.02 †

Net increase in net asset value from operations	.12		.06	.16	.12	.12	.12

Less: Dividends
Dividends from net investment income	(.13)		(.20)	(.23)	(.18)	(.12)	(.12)

Net asset value, end of period	$ 9.69		$ 9.70	$ 9.84	$ 9.91	$ 9.97	$ 9.97

Total Return
Total investment return based on net asset value(c)	1.20%		.65%	1.48%	1.26%	1.16%	1.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$147,958		$129,628	$74,327	$307,233	$117,588	$105,158
Ratio to average net assets of:
Net investment income	2.48	%^	2.05%	1.67%	1.44%	.89%	1.04%
Portfolio turnover rate	22%		81%	85%	109%	109%	150%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

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RESULTS OF SHAREHOLDERS MEETING

A Special Meeting of Shareholders of AB Corporate Shares (the “Company”)—AB Taxable Multi-Sector Income Shares (the “Fund”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1. To approve and vote upon the election of the Trustees for the Company, each such Trustee to serve a term of indefinite duration and until his or her successor is duly elected and qualifies.

Trustee:	Voted For	Withheld Authority

Michael J. Downey	253,379,377	1,558,184
William H. Foulk, Jr.	253,379,377	1,558,184
Nancy P. Jacklin	253,379,377	1,558,184
Robert M. Keith	253,379,377	1,558,184
Carol C. McMullen	253,379,377	1,558,184
Garry L. Moody	253,379,377	1,558,184
Marshall C. Turner, Jr.	253,379,377	1,558,184
Earl D. Weiner	253,379,377	1,558,184

2: To vote upon the approval of the new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For	Voted Against	Abstained/ Withheld	Broker-Non Votes
7,823,576	3,421	976,402	500,337

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1)(3) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Paul J. DeNoon(2), Vice President Scott A. DiMaggio(2), Vice President Shawn E. Keegan(2), Vice President Douglas J. Peebles(2), Senior Vice President Greg J. Wilensky(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. DeNoon, DiMaggio, Keegan, Peebles and Wilensky are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

3	Mr. Foulk is expected to retire on or about December 31, 2018.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Corporate Shares (“ACS”) in respect of AB Taxable Multi-Sector Income Shares (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of

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services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial

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differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in

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respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Taxable Multi-Sector Income Shares (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

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Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined

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that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser

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also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate paid by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees paid by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and

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that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

Since the Fund does not bear ordinary expenses, the directors did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TMSIS-0152-1018

OCT    10.31.18

SEMI-ANNUAL REPORT

AB IMPACT MUNICIPAL INCOME SHARES

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Impact Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 14, 2018

This report provides management’s discussion of fund performance for AB Impact Municipal Income Shares for the semi-annual reporting period ended October 31, 2018. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	6 Months	12 Months
AB IMPACT MUNICIPAL INCOME SHARES	0.22%	-0.07%
Bloomberg Barclays Municipal Bond Index	0.46%	-0.51%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2018.

The Fund uderperformed its benchmark for the six-month period, and outperformed for the 12-month period. Holdings of mid-grade and high-yield bonds contributed, relative to the benchmark, while an overweight in 10-year maturity bonds detracted. Across the environmental, social and governance (“ESG”) impact spectrum, the Fund held investments in health care, education, water and economic/community development, which contributed from both a performance and impact perspective for both periods. These investments included several urban safety-net hospitals providing extensive community services, educational facilities focused on underserved communities and regional metropolitan water authorities supporting both conservation and projects for a cleaner environment.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

The US Federal Reserve (the “Fed”) increased official rates 50 basis points from 1.75% to 2.25% during the six-month period. Given the continued strength of the domestic economy, the Fed also signaled its intention to raise the target rate again in 2018. Limited new-issue municipal supply remained a theme. In the third quarter of 2018, supply was almost 9% less

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than the same period a year earlier, and has been 15% less than the first nine months of 2017. As a result, municipal valuations during July reached expensive levels relative to US Treasuries, particularly at the shortest maturities, where investors were looking to buy bonds in fear of further increases in yields. By September, municipals had returned to more normal levels versus US Treasuries.

For the six-month period, municipal yields rose across the maturity spectrum and at the end of the reporting period, stood significantly higher than at the start of 2018. Despite this increase, returns for the semi-annual period were still positive, with the municipal bond market advancing 0.46%, as measured by the Bloomberg Barclays Municipal Bond Index. Mid-grade and lower-rated municipals outperformed higher-grade municipals, as the extra income provided helped to insulate the Fund from rising interest rates.

The underlying goal of the Fund’s Senior Investment Management Team is to make environmentally, socially and financially productive investments in historically marginalized and underserved communities to reduce gaps that exist in areas such as academic achievement, economic development or the provision of health care. Inherent in those goals is to make investments toward improving the quality of life for all by enhancing and promoting civic engagement, an informed citizenry, culture and the arts.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 10.23% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities of any credit quality that (i) score highly on the Adviser’s ESG criteria and (ii) are deemed by the Adviser to have an environmental or social impact in underserved or low socio-economic

(continued on next page)

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communities. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser evaluates each security in which the Fund invests using both a traditional municipal bond credit analysis and a consideration of the security’s overall ESG score under the Adviser’s ESG evaluation criteria. Under this ESG evaluation, to arrive at an overall ESG score, each security is scored on environmental, social and governance factors, and the scores are weighted based on the Adviser’s assessment of the relevance of each factor within a given sector (e.g., education, health care, renewable energy and mass transit). For example, social factors are weighted more heavily in the overall ESG score for a security of an issuer in the education sector than they are for a security of an issuer in the mass transit sector, where environmental factors predominate. The Adviser regularly reviews the overall ESG scores assigned to securities under consideration for purposes of determining the securities in which to invest for the Fund.

The Adviser’s ESG evaluation is conducted on an industry sector basis and includes the use of key performance indicators that vary in materiality by sector. The Adviser’s environmental evaluation covers issues such as clean and renewable energy, climate change and water conservation. The Adviser’s social evaluation covers issues such as economic impact, high quality safety-net health care and overall community health needs, and the reduction of achievement gaps between wealthy and poor school districts. The Adviser’s governance evaluation covers issues such as stewardship of debt and capital, board governance and transparency.

The Adviser also assesses a security’s risk and return characteristics as well as a security’s impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality, maturity, sensitivity to interest rates and the expected after-tax returns of the security under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its

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(continued on next page)

objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in: tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s

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DISCLOSURES AND RISKS (continued)

investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2018 (unaudited)

NAV Returns
1 Year	-0.07%
Since Inception[1]	-0.19%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

NAV Returns
1 Year	1.19%
Since Inception[1]	0.70%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/12/2017.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,002.20	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $94.6

1

All data are as of October 31, 2018. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS

October 31, 2018 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 91.9%
Long-Term Municipal Bonds – 88.7%
California – 19.4%
Alameda Corridor Transportation Authority Series 2016A 5.00%, 10/01/22	$725	$783,725
Series 2016B 5.00%, 10/01/35-10/01/36	2,095	2,264,075
California Educational Facilities Authority (Mount St. Mary’s University, Inc.) Series 2018A 5.00%, 10/01/36-10/01/46	3,155	3,506,107
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 6/01/37-6/01/54(a)(b)	850	855,849
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 6/01/51(a)(b)	250	249,192
California School Finance Authority (Ednovate Obligated Group) Series 2018 5.00%, 6/01/48-6/01/56(a)(b)	2,085	2,099,693
California School Finance Authority (Green DOT Public Schools Obligated Group) Series 2018 5.00%, 8/01/38(b)	1,000	1,066,250
California Statewide Communities Development Authority (Loma Linda University Medical Center Obligated Group) Series 2018A 5.50%, 12/01/58(b)	3,300	3,462,690
Coalinga-Huron Joint Unified School District BAM Series 2018B 5.00%, 8/01/48	500	546,215
Golden Empire Schools Financing Authority (Kern High School District) Series 2018 5.00%, 5/01/21	1,195	1,279,188
Los Angeles Department of Water Series 2016A 5.00%, 7/01/41	200	221,526
Port of Los Angeles Series 2014A 5.00%, 8/01/21	355	380,365

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Sacramento Municipal Utility District Series 2018F 5.00%, 8/15/19	$1,555	$1,594,746

		18,309,621

Connecticut – 2.5%
City of Bridgeport CT Series 2017A 5.00%, 11/01/25	525	578,634
BAM Series 2018C 5.00%, 7/15/36-7/15/38	1,620	1,749,559

		2,328,193

District of Columbia – 2.6%
District of Columbia (KIPP DC Obligated Group) Series 2017A 5.00%, 7/01/42	785	835,389
Series 2017B 5.00%, 7/01/37	625	671,038
District of Columbia Water & Sewer Authority Series 2016A 5.00%, 10/01/35	820	911,561

		2,417,988

Florida – 0.6%
Broward County School Board/FL COP Series 2017B 5.00%, 7/01/32	500	561,575

Georgia – 0.2%
Atlanta Development Authority (Atlanta Development Authority Lease) Series 2017 2.061%, 12/01/21	230	222,281

Illinois – 1.3%
Cook County Community College District No. 508 Series 2013 5.25%, 12/01/43	605	620,137
BAM Series 2017 5.00%, 12/01/47	620	648,049

		1,268,186

Kansas – 0.7%
Seward County Unified School District No. 480 Liberal Series 2017B 5.00%, 9/01/28	555	623,071

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts – 6.2%
Massachusetts Development Finance Agency (Boston Medical Center Corp. Obligated Group) Series 2015D 5.00%, 7/01/44	$2,490	$2,600,182
Series 2016E 5.00%, 7/01/37	765	810,365
Massachusetts Development Finance Agency (Boston Medical Center Corp.) Series 2017F 5.00%, 7/01/30	1,475	1,612,529
Massachusetts Development Finance Agency (WGBH Educational Foundation) Series 2017A 4.00%, 1/01/32	825	857,068

		5,880,144

Michigan – 8.7%
Center Line Public Schools Series 2018 5.00%, 5/01/38	895	982,951
Downriver Utility Wastewater Authority AGM 5.00%, 4/01/43	1,515	1,627,898
Grand Rapids Public Schools AGM Series 2017 5.00%, 5/01/27	200	230,454
Great Lakes Water Authority Water Supply System Revenue Series 2016A 5.00%, 7/01/46	1,510	1,647,244
Series 2016B 5.00%, 7/01/46	1,225	1,310,946
Series 2016C 5.00%, 7/01/26	695	798,743
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 4/01/21	1,550	1,633,855

		8,232,091

Minnesota – 1.0%
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Metro Deaf School) Series 2018A 5.00%, 6/15/48(a)(b)	1,000	959,670

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri – 0.2%
St. Louis Community College District Series 2017 4.00%, 4/01/35	$200	$203,718

Nevada – 3.2%
Clark County School District Series 2017C 5.00%, 6/15/26-6/15/33	2,000	2,225,901
Series 2018A 5.00%, 6/15/24	750	831,930

		3,057,831

New Jersey – 9.5%
New Jersey Economic Development Authority (Foundation Academy Charter School A NJ Nonprofit Corp.) Series 2018A 5.00%, 7/01/50	1,000	1,033,350
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 7/15/47	1,170	1,219,362
New Jersey Economic Development Authority (Seeing Eye, Inc. (The)) Series 2015 5.00%, 3/01/25	3,205	3,615,304
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018C 5.00%, 6/15/27-6/15/42	1,645	1,735,375
New Jersey Health Care Facilities Financing Authority (St. Joseph’s Healthcare System Obligated Group) Series 2016 5.00%, 7/01/41	1,335	1,387,439

		8,990,830

New York – 4.9%
Build NYC Resource Corp. (Inwood Academy for Leadership Charter School) Series 2018A 5.50%, 5/01/48(a)(b)	500	506,640

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Build NYC Resource Corp. (Metropolitan Lighthouse Charter School) Series 2017A 5.00%, 6/01/47(b)	$725	$734,563
Metropolitan Transportation Authority Series 2018B 5.00%, 5/15/20	2,175	2,266,981
New York City Housing Development Corp. Series 2017E 1.50%, 5/01/22	230	223,019
New York City Municipal Water Finance Authority Series 2017B 5.00%, 6/15/31	100	113,785
New York State Dormitory Authority (Montefiore Obligated Group) Series 2018 5.00%, 8/01/34	750	825,907

		4,670,895

Ohio – 5.0%
County of Cuyahoga /OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/42	3,045	3,140,643
5.25%, 2/15/47	1,500	1,575,930

		4,716,573

Oklahoma – 1.3%
Oklahoma County Finance Authority Series 2018 5.00%, 10/01/24	1,120	1,250,816

Oregon – 1.4%
Tri-County Metropolitan Transportation District of Oregon Series 2017A 5.00%, 10/01/26	865	990,633
Series 2018A 5.00%, 10/01/29	250	285,665

		1,276,298

Pennsylvania – 5.6%
Capital Region Water (Capital Region Water Water Revenue) Series 2018 5.00%, 7/15/25-7/15/26	1,510	1,710,988
Delaware County Authority (Elwyn Obligated Group) Series 2017 5.00%, 6/01/37	825	873,939

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/32-7/01/34	$1,115	$1,180,610
Philadelphia Authority for Industrial Development AGM Series 2017 5.00%, 12/01/35	200	217,886
Southeastern Pennsylvania Transportation Authority Series 2017 5.00%, 3/01/27	195	225,418
State Public School Building Authority (Community College of Philadelphia) BAM Series 2018 5.00%, 6/15/21	1,000	1,065,080

		5,273,921

Texas – 1.2%
El Paso County Hospital District Series 2017 5.00%, 8/15/37	370	396,029
Newark Higher Education Finance Corp. (Austin Achieve Public Schools, Inc.) Series 2018 5.00%, 6/15/48(a)	735	734,787

		1,130,816

Utah – 4.0%
Ogden City School District Municipal Building Authority (Ogden City School District Municipal Building Authority Lease) 5.00%, 1/15/38	3,490	3,795,515

Washington – 3.9%
Pend Oreille County Public Utility District No. 1 Box Canyon 5.00%, 1/01/44	3,600	3,714,624

West Virginia – 4.9%
Morgantown Utility Board, Inc. BAM Series 2018B 5.00%, 12/01/43	2,555	2,805,671

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2018A 5.00%, 6/01/52	$1,775	$1,871,667

		4,677,338

Wisconsin – 0.4%
Milwaukee Redevelopment Authority Series 2017 5.00%, 11/15/25	200	227,648
Wisconsin Public Finance Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group) Series 2016 5.125%, 6/01/48(a)(b)	100	100,276

		327,924

Total Long-Term Municipal Bonds (cost $86,119,439)		83,889,919

Short-Term Municipal Notes – 3.2%
California – 2.1%
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2018C 1.986% (LIBOR 1 Month + 0.38%), 8/01/47(c)	2,000	1,998,520

Texas – 1.1%
Fort Worth Independent School District Series 2018 3.00%, 2/15/19	1,000	1,003,180

Total Short-Term Municipal Notes (cost $3,003,827)		3,001,700

Total Municipal Obligations (cost $89,123,266)		86,891,619

CORPORATES - INVESTMENT GRADE – 0.5%
Industrial – 0.5%
Consumer Non-Cyclical – 0.5%
YMCA of Greater New York Series 2018 3.985%, 8/01/22 (cost $500,000)	500	499,335

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 6.8%
Investment Companies – 6.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.08%(d)(e)(f) (cost $6,432,404)	6,432,404	$6,432,404

Total Investments – 99.2% (cost $96,055,670)		93,823,358
Other assets less liabilities – 0.8%		775,469

Net Assets – 100.0%		$94,598,827

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate market value of these securities amounted to $10,034,823 or 10.6% of net assets.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2018.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	Affiliated investments.

As of October 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 10.8% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

COP – Certificate of Participation

DOT – Department of Transportation

LIBOR – London Interbank Offered Rates

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2018 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $89,623,266)	$87,390,954
Affiliated issuers (cost $6,432,404)	6,432,404
Interest receivable	1,024,636
Affiliated dividends receivable	5,701
Receivable due from Adviser	744

Total assets	94,854,439

Liabilities
Dividends payable	255,612

Total liabilities	255,612

Net Assets	$94,598,827

Composition of Net Assets
Shares of beneficial interest, at par	$98
Additional paid-in capital	96,839,070
Accumulated loss	(2,240,341)

$94,598,827

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 9,796,931 common shares outstanding)	$9.66

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended October 31, 2018 (unaudited)

Investment Income
Interest	$1,073,068
Dividends—Affiliated issuers	67,750
Other income(a)	5,801

Total investment income		$1,146,619

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		23,515
Net change in unrealized appreciation/depreciation of investments		(1,589,879)

Net loss on investment transactions		(1,566,364)

Net Decrease in Net Assets from Operations		$(419,745)

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2018 (unaudited)	September 12, 2017(a) to April 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,146,619	$390,573
Net realized gain (loss) on investment transactions	23,515	(31,543)
Net change in unrealized appreciation/depreciation of investments	(1,589,879)	(642,433)

Net decrease in net assets from operations	(419,745)	(283,403)
Distributions to Shareholders	(1,146,620)	(390,573)
Transactions in Shares of Beneficial Interest
Net increase	58,823,805	38,015,363

Total increase	57,257,440	37,341,387
Net Assets
Beginning of period	37,341,387	– 0	–

End of period	$94,598,827	$37,341,387

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Impact Municipal Income Shares (the “Fund”). The Fund commenced operations on September 12, 2017.

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the

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NOTES TO FINANCIAL STATEMENTS (continued)

counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate

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NOTES TO FINANCIAL STATEMENTS (continued)

issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$78,383,812		$5,506,107		$83,889,919
Short-Term Municipal Notes		– 0	–	3,001,700		– 0	–	3,001,700
Corporates – Investment Grade		– 0	–	499,335		– 0	–	499,335
Short-Term Investments		6,432,404		– 0	–	– 0	–	6,432,404

Total Investments in Securities		6,432,404		81,884,847		5,506,107		93,823,358
Other Financial Instruments(a)		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)		$6,432,404		$81,884,847		$5,506,107		$93,823,358

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 4/30/18	$1,220,137		$1,220,137
Accrued discounts/(premiums)	(4,885)		(4,885)
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(119,944)		(119,944)
Purchases	4,410,799		4,410,799
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 10/31/18	$5,506,107		$5,506,107

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18	$(119,944)		$(119,944)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2018, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

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NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health

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NOTES TO FINANCIAL STATEMENTS (continued)

insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

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NOTES TO FINANCIAL STATEMENTS (continued)

At the December 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2018, such reimbursement amounted to $5,801.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2018 is as follows:

Fund	Market Value 4/30/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$3,659	$57,127	$54,354	$6,432	$68

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$60,062,787		$7,494,679
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$11
Gross unrealized depreciation	(2,232,323)

Net unrealized depreciation	$(2,232,312)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended October 31, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2018 (unaudited)	September 12, 2017(a) to April 30, 2018	Six Months Ended October 31, 2018 (unaudited)	September 12, 2017(a) to April 30, 2018

Shares sold	6,212,052	4,506,191	$61,086,434	$44,805,092

Shares redeemed	(230,628)	(690,684)	(2,262,629)	(6,789,729)

Net increase	5,981,424	3,815,507	$58,823,805	$38,015,363

(a)	Commencement of operations.

NOTE E

Risks Involved in Investing in the Fund

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including

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NOTES TO FINANCIAL STATEMENTS (continued)

economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Liquidity Risk—Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2019 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal year ended April 30, 2018 was as follows:

2018
Distributions paid from:
Ordinary income	$31,913

Total taxable distributions	31,913
Tax-exempt distributions	358,660

Total distributions paid	$390,573

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NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$88,694
Accumulated capital and other losses	(31,543	)(a)
Unrealized appreciation/(depreciation)	(642,433)

Total accumulated earnings/(deficit)	$(585,282	)(b)

(a)	As of April 30, 2018, the Fund had a net capital loss carryforward of $31,543.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2018, the Fund had a net short-term capital loss carryforward of $31,543, which may be carried forward for an indefinite period.

NOTE G

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules simplifies certain disclosure requirements on the financial statements.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2018 (unaudited)	September 12, 2017(a) to April 30, 2018

Net asset value, beginning of period	$ 9.79	$ 10.00

Income From Investment Operations
Net investment income(b)	.15	.18
Net realized and unrealized loss on investment transactions	(.13)	(.22)

Net increase (decrease) in net asset value from operations	.02	(.04)

Less: Dividends
Dividends from net investment income	(.15)	(.17)

Net asset value, end of period	$ 9.66	$ 9.79

Total Return
Total investment return based on net asset value(c)	.22%	(.44)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$94,599	$37,341
Ratio to average net assets of:
Net investment income^	3.11%	2.89%
Portfolio turnover rate	11%	8%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1)(3) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Robert “Guy” B. Davidson III(2), Senior Vice President Eric A. Glass(2), Vice President Matthew J. Norton(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Impact Municipal Investment Team. Messrs. Davidson III, Glass and Norton are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

3	Mr. Foulk is expected to retire on or about December 31, 2018.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Corporate Shares (“ACS”) in respect of AB Impact Municipal Income Shares (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of

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services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of

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the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other

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funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

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The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors

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observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Impact Municipal Income Shares (the “Fund”) for an initial two-year period at a meeting held on August 1-2, 2017 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the

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Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee (zero) for the Fund was reasonable. The directors also discussed the proposed approval in private sessions with counsel and the Company’s Senior Officer.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser would receive payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and

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such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services To Be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services To Be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser would be compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser (zero) and reviewed information prepared by an analytical service that is not affiliated with the Adviser showing the fees paid by other fund families used in wrap fee programs similar to that of the Fund.

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The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser would be indirectly compensated by the Sponsors for its services to the Fund. While the Adviser’s fee arrangements with the Sponsors would vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund to be paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it would provide to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors would pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level would be the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

Since the Fund would not bear ordinary expenses, the directors did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio would be zero, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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AB IMPACT MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IMISH-0152-1018

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Corporate Shares

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 27, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 27, 2018